UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
FARADAY FUTURE INTELLIGENT ELECTRIC INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee paid previously with preliminary materials.

EXPLANATORY NOTE

Faraday Future Intelligent Electric Inc. is refiling this Preliminary Proxy Statement to correct the inadvertent filing of the document as a Definitive Proxy Statement (DEF 14A) when initially filed with the U.S. Securities and Exchange Commission on December 27, 2023. Aside from updating the EDGAR tagging to the correct filing type for a Preliminary Proxy Statement (PRE 14A) and this Explanatory Note, there are no changes from the Preliminary Proxy Statement filed on December 27, 2023.

PRELIMINARY PROXY STATEMENT DATED DECEMBER 28, 2023
SUBJECT TO COMPLETION

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
18455 S. Figueroa Street
Gardena, California 90248

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2024

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company”), which will be held on [•], 2024 at 9:00 a.m. Pacific Time. In light of our successful virtual stockholder meetings in the past, which allowed for greater participation by our stockholders, we have determined that the Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.virtualshareholdermeeting.com/FFIE2024SM. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Special Meeting will be held for the purpose of voting upon the following five proposals (each of which is a "Proposal", and together, the "Proposals"):

Proposal 1: Proposal to approve and adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock, par value $0.0001 per share, of the Company (“Common Stock”) from 154,437,500 to 1,389,937,500, increasing the total number of authorized shares of the Company's common stock and preferred stock from 164,437,500 to 1,399,937,500 (the “Share Authorization Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL

Proposal 2: Proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock by a ratio of 1-for-3, with such action to be effected at such time and date, if at all, as determined by the board of directors of the Company within one year after the conclusion of the Special Meeting (the “Reverse Stock Split”), and a corresponding reduction in the total number of shares of Common Stock the Company is authorized to issue (the “Authorized Shares Reduction”) (collectively, the “Reverse Stock Split Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

Proposal 3: Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, transactions involving unsecured convertible senior promissory notes and a common stock purchase warrant of the Company issued or to be issued pursuant to the Securities Purchase Agreement, dated August 4, 2023, (as amended, supplemented or otherwise modified) among the Company and Streeterville Capital, LLC, including the issuance of any shares of the Company's Class A Common Stock, par value $0.0001 per share, (the "Class A Common Stock") in excess of 19.99% of the issued and outstanding shares of Class A Common Stock in respect of such notes and warrants (the “Share Issuance Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE ISSUANCE PROPOSAL.

Proposal 4: Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, a new program pursuant to which selected employees of the Company may elect, or have elected, to have a portion of their base salary (on an after-tax basis) be used to purchase Class A Common Stock on each payroll date over a three-month period at the then-current volume weighted average trading price of the Class A Common Stock, and the related Salary Deduction and Share Purchase Agreement (the" Executive Share Purchase Proposal").

THE BOARD RECOMMENDS VOTING “FOR” THE EXECUTIVE SHARE PURCHASE PROPOSAL.

Proposal 5: Proposal to approve one or more adjournments of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special

Meeting to approve the Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” THE ADJOURNMENT PROPOSAL.

Each Proposal is more fully described in the Proxy Statement accompanying this notice.

This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about [•], 2024 to stockholders of record as of December 21, 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

If you have any questions or need assistance voting, please contact our proxy solicitor:

Georgeson LLC
1290 Avenue of the Americas
New York, NY
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com[MB3]
This [•] day of [•], 2024.

By Order of the Board of Directors

/s/ Matthias Aydt
Matthias Aydt Global Chief Executive Officer Gardena, California

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
___________________________________
Proxy Statement
___________________________________

PRELIMINARY PROXY STATEMENT DATED DECEMBER 28, 2023
SUBJECT TO COMPLETION

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

18455 S. Figueroa Street
Gardena, California 90248
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2024

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held [•], 2024 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at 9:00 a.m. Pacific Time. In light of our successful virtual stockholder meetings in the past, which allowed for greater participation by our stockholders, we have determined that the Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.virtualshareholdermeeting.com/FFIE2024SM. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.

Only stockholders of record as of the close of business on December 21, 2023, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING

Why is the Company holding a Special Meeting of Stockholders?

The Board has called this Special Meeting of the Company’s stockholders to vote on five proposals (each of which is a “Proposal”, and together the “Proposals”).

Proposal 1 is to approve and adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock, par value $0.0001 per share, (the "Common Stock") from 154,437,500 to 1,389,937,500, increasing the total number of authorized shares of the Company's common stock and preferred stock from 164,437,500 to 1,399,937,500 (the “Share Authorization Proposal”). For further information regarding the Share Authorization Proposal, please refer to page 10 of this Proxy Statement.

Proposal 2 is to approve an amendment to the Charter to effect a reverse stock split of Class A Common Stock by a ratio of 1-for-3, with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the Special Meeting (the “Reverse Stock Split”), and a corresponding reduction in the total number of shares of Common Stock the Company is authorized to issue (the “Authorized Shares Reduction”) (the “Reverse Stock Split Proposal”). For further information regarding the Reverse Stock Split Proposal, please refer to page 12 of this Proxy Statement.

Proposal 3 is to approve, as is required by the applicable rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”), transactions involving unsecured convertible senior promissory notes and a common stock purchase warrant of the Company issued pursuant to the Securities Purchase Agreement, dated August 4, 2023 (as amended, supplemented or otherwise modified, the “Streeterville SPA”) by and between, the Company and Streeterville Capital, LLC, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock") in respect of such notes and warrants (the “Share Issuance Proposal”). For further information regarding the Share Issuance Proposal, please refer to page 19 of this Proxy Statement.

Proposal 4 is to approve, as is required by the applicable rules and regulations of Nasdaq, a new program pursuant to which selected employees of the Company may elect, or have elected, to have a portion of their base salary (on an after-tax basis) be used to purchase Class A Common Stock on each payroll date over a three-month period at the then-current volume weighted average trading price of the Class A Common Stock, and the related Salary Deduction and Share Purchase Agreement (the" Executive Share Purchase Proposal"). For further information regarding the Executive Share Purchase Proposal, please refer to page 21 of this Proxy Statement.

Proposal 5 is to approve one or more adjournments of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). For further information regarding the Adjournment Proposal, please refer to page 23 of this Proxy Statement.

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

When and where will the Special Meeting be held?

The Special Meeting will be held on [•], 2024 at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/FFIE2024SM.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Special Meeting to vote your shares.

How can I attend the Special Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at www.virtualshareholdermeeting.com/FFIE2024SM. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.

The Special Meeting will begin promptly at 9:00 a.m. Pacific Time, on [•], 2024. We encourage you to access the Special Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/FFIE2024SM.

What proposals will be voted on at the Special Meeting? What is the Board’s voting recommendation?

At the Special Meeting, stockholders will be asked to consider the Proposals.

THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE PROPOSALS.

Will any other business not discussed in this Proxy Statement come before the Special Meeting?

No. Pursuant to the amended and restated bylaws of the Company (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting and vote upon each of the Proposals. The presence, by virtual attendance, remote communication, if applicable, or represented by proxy duly authorized, of the holders of one-third of the voting power of the outstanding shares of Class A Common Stock and the Company's Class B common stock, par value $0.0001 per share (the "Class B Common Stock" and, together with the Class A Common Stock, "Common Stock") and Series A Preferred Stock issued and outstanding on the Record Date and entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were 127,226,778 shares of Common Stock outstanding and entitled to vote and one share of Series A Preferred Stock outstanding and entitled to vote on the Share Authorization Proposal and the Reverse Stock Split Proposal (subject to the requirements set forth in the Certificate of Designation for the Series A Preferred Stock being satisfied). Thus, in addition to the presence of the Series A Preferred Stock at the meeting, the holders of 42,408,926 shares of Common Stock must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

In addition, unless at least one-third of the shares of Common Stock outstanding on the Record Date are present by virtual attendance at the Special Meeting or represented by proxy, the holder of Series A Preferred Stock will not cast any votes on the Share Authorization Proposal or the Reverse Stock Split Proposal.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Special Meeting. Abstentions will be counted toward the quorum requirement.

If there is no quorum, the Special Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote?

The Record Date for the Special Meeting is the close of business on December 21, 2023. As of the Record Date, 127,226,778 shares of Common Stock were outstanding, consisting of 126,426,770 shares of Class A Common Stock and 800,008 shares of Class B Common Stock, and one share of Series A Preferred Stock. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock and/or Class B Common Stock and 4,500,000,000 votes for each share of Series A Preferred Stock held by such stockholder on the Record Date.

The share of Series A Preferred Stock may only vote on the Share Authorization Proposal and the Reverse Stock Split Proposal as described below.

On December 20, 2023, the holder of all of the issued and outstanding shares of Class B Common Stock, pursuant to and in accordance with Article VI, Section 6.1 of the Charter and Section 229 of the Delaware General Corporation Law, approved on behalf of the Class B Common Stock (among other things) the issuance of the share of Series A Preferred Stock and terms of the Series A Preferred Stock.

How many votes do I have?

For each proposal on the agenda for the Special Meeting, you have one vote for each share of Common Stock you owned as of the Record Date. The holder of the one outstanding share of our Series A Preferred Stock has 4,500,000,000 votes but has the right to vote only on the Reverse Stock Split Proposal and the Series A Preferred Stock votes must be voted in the same proportion as the votes cast by shares of Common Stock on such Proposals. For example, if 60% of the votes cast by holders of common stock for the Reverse Stock Split Proposal vote “For” the proposal and 40% vote “Against” the proposal, the holder of the share of Series A Preferred Stock will cast 2,700,000,000 votes “For” the Reverse Stock Split Proposal and 1,800,000,000 votes “Against” the Reverse Stock Split Proposal. The Series A Preferred Stock will vote on the Share Authorization Proposal and the Reverse Stock Split Proposal as a single class with the Common Stock. The share of Series A Preferred Stock will be automatically redeemed by us effective upon the approval of the Share Authorization Proposal and the Reverse Stock Split Proposal (or at an earlier time as the Board may determine in its sole discretion).

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.

• To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

•To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [•], 2024 to be counted.

•To vote over the Internet, go to www.virtualshareholdermeeting.com/FFIE2024SM and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [•], 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•delivering, to the attention of the Corporate Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;

•delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•attending the Special Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

Proposal 1. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and one share of Series A Preferred Stock, voting together as a single class, is required for the approval of Proposal 1, the Share Authorization Proposal.

Proposal 2. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and the one share of Series A Preferred Stock, voting together as a single class, is required for the approval of Proposal 2, the Reverse Stock Split Proposal.

Proposal 3. The affirmative vote of a majority of the voting power of the shares of Common Stock present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote is required for the approval of Proposal 2, the Share Issuance Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 4. The affirmative vote of a majority of the voting power of the shares of Common Stock present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote is required for the approval of Proposal 4, the Executive Share Purchase Proposal.

Proposal 5. The affirmative vote of a majority of the voting power of the shares of Common Stock present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote is required for the approval of Proposal 5, the Adjournment Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. For all proposals, abstentions will have the same effect as a vote against such Proposal.

Broker Non-Votes

If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares are listed with Nasdaq, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. In this regard, the NYSE has advised us that the Share Issuance Proposal and the Executive Share Purchase Proposal should each be considered “non-routine” and, accordingly, we believe that your broker may NOT vote your shares on such proposals without your instructions. The NYSE has also advised us that that the Share Authorization Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal should be considered as “routine” and, accordingly, we believe that your broker may vote your shares on such proposals without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker that holds your shares, we believe your broker should have discretionary authority under NYSE rules to vote your shares on the Share Authorization Proposal, Reverse Stock Split Proposal and the Adjournment Proposal absent additional instructions from you. Given such discretionary authority, we do not anticipate broker non-votes for these proposals.

Broker non-votes will be counted as present for purposes of determining the existence of a quorum. For the Adjournment Proposal, broker non-votes will have the same effect as a vote against. Broker non-votes will have no effect on the Share Authorization Proposal, the Share Issuance Proposal and the Executive Share Purchase Proposal. Although abstentions and broker non-votes, if any, will technically have the same effect as “Against” votes with respect to the Share Authorization Proposal and the Reverse Stock Split Proposal, because the share of Series A Preferred Stock has 4,500,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have virtually no effect on the outcome of the Share Authorization Proposal or the Reverse Stock Split Proposal. Therefore, if you do not wish for the Share Authorization Proposal or the Reverse Stock Split Proposal to pass, you should vote “Against” each such Proposal.

What are the consequences if the Share Authorization Proposal is not approved?

If the Share Authorization Proposal is not approved at the Special Meeting, the Charter will not be amended to increase the number of authorized shares of Common Stock from 154,437,500 to 1,389,937,500, increasing the total number of authorized shares of the Company's common stock and preferred stock from 164,437,500 to 1,399,937,500. The failure to obtain approval of the Share Authorization Proposal may hinder the Company from meeting its existing obligations to issue shares of Common Stock as and if they become due, from obtaining future financing and from meeting the goals of its compensation strategy.

What are the consequences if the Reverse Stock Split Proposal is not approved?

If the Reverse Stock Split Proposal is not approved at the Special Meeting, the Charter will not be amended to effect the Reverse Stock Split and the Authorized Shares Reduction. The failure to obtain approval of the Reverse Stock Split Proposal may result in the Class A Common Stock becoming delisted by Nasdaq. Delisting of the Class A Common Stock by Nasdaq may hinder the Company’s ability to raise financing and may result in the Company having to file for bankruptcy.

If it passes, will the Reverse Stock Split apply proportionately to the Class A Common Stock and the Class B Common Stock?

Yes. The Reverse Stock Split will apply proportionately to the Class A Common Stock and the Class B Common Stock. If the Reverse Stock Split Proposal is approved, there shall be issued and outstanding immediately following such reverse stock split (i) one share of Class A Common Stock for every three shares of Class A Common Stock issued and outstanding immediately prior to such reverse stock split (before taking into account any Class A Common Stock required to be issued to individual holders to avoid fractional shares) and (ii) one share of Class B Common Stock for every three shares of Class B Common Stock issued and outstanding immediately prior to such reverse stock split (before taking into account any Class B Common Stock required to be issued to individual holders to avoid fractional shares).

What are the consequences if the Share Issuance Proposal is not approved?

Pursuant to the terms of the unsecured convertible promissory notes issued pursuant to the Streeterville SPA, the Company agreed to include a proposal at the earlier of its next annual meeting of stockholders to be held in 2024 and any special meeting of stockholders called by the Company at which at least one “routine” proposal (as determined by the NYSE) is included in the proxy statement for such special meeting to obtain stockholder approval of the Share Issuance Proposal (the “Stockholder Approval”) . If the Share Issuance Proposal is not approved at the Special Meeting, the Company would be obligated under the

Streeterville Note (as defined in Proposal 2) to use reasonable best efforts to seek approval of the Share Issuance Proposal at a second special meeting of stockholders within 45 days after the Special Meeting and at each annual meeting of Company stockholders thereafter until such approval is obtained or until the Streeterville Note is no longer outstanding. The failure to obtain approval of the Share Issuance Proposal may hinder the Company from obtaining such further funding from the purchaser of the Streeterville Note and/or from obtaining future financing.

What are the consequences if the Executive Share Purchase Proposal is not approved?

If the Executive Share Purchase Proposal is not approved, then the Executive Share Purchase Program will not go into effect.

What are the consequences if the Adjournment Proposal is not approved?

Our Bylaws provide that in the event a quorum is present at the Special Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Special Meeting may decide to adjourn the Special Meeting without any action by the stockholders to permit further solicitation of proxies. Additionally, the chairperson of the Special Meeting may decide to adjourn the Special Meeting without any action by the stockholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

How will my shares be voted if I return a blank proxy card or voting instruction form?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Special Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Special Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares may not be voted by your broker, bank or other nominee with regards to the Share Issuance Proposal, or the Executive Share Purchase Proposal but your shares may be voted on by your broker, bank or other nominee in their discretion with regards to the Share Authorization Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Special Meeting.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Special Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/FFIE2024SM and logging in with your control number.

During the Special Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting.

How do I ask questions during the Special Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at www.virtualshareholdermeeting.com/FFIE2024SM. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/FFIE2024SM and logging in with your control number.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/FFIE2024SM. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

How can I find out the results of the voting at the Special Meeting?

We will report the voting results of the Special Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.ff.com/.

Whom can I contact for further information?

If you have any questions, please contact our proxy solicitor:

Georgeson LLC
1290 Avenue of the Americas
New York, NY
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

PROPOSAL 1: APPROVAL OF THE SHARE AUTHORIZATION PROPOSAL
Increase in Number of Authorized Shares of Common Stock

The Board recommends that the stockholders adopt an amendment to the Charter to increase the number of authorized shares of Class A Common Stock from 147,875,000 to 1,330,875,000 shares, increasing the number of authorized shares of Common Stock from 154,437,500 to 1,389,937,500 shares and the total number of authorized shares of Common Stock and Preferred Stock from 164,437,500 to 1,399,937,500 shares. Pursuant to the Charter, the Company currently has 10,000,000 shares of its preferred stock, $0.0001 par value per share (the “Preferred Stock”) and 154,437,500 shares of Common Stock authorized, including (i) 147,875,000 shares of Class A Common Stock and (ii) 6,562,500 shares of Class B Common Stock. As of December 21, 2023, there was one share of Preferred Stock, 126,426,770 shares of Class A Common Stock and 800,008 shares of Class B Common Stock issued and outstanding.

The Board believes it is desirable for the Company to have a sufficient number of shares of Class A Common Stock available for the satisfaction of its existing obligations to issue shares of Class A Common Stock as and if they become due, for possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. In particular, in order to fund its ongoing operations and business plan, including to continue production of the FF 91 2.0 Futurist Alliance, the Company is seeking to raise additional capital from various fundraising efforts currently underway to supplement its cash on hand as of December 18, 2023 of $6.8 million, including restricted cash of $2.7 million. FF expects that it may be able to raise additional capital to support the ramp-up of production of the FF 91 to potentially generate sufficient revenues to put the Company on a path to cash flow break-even. It is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Charter, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board believes that approval of the Share Authorization Proposal is crucial predominantly to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Class A Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

If the Share Authorization Proposal is approved, up to an additional 1,204,448,230 shares of Class A Common Stock, or a total of 1,399,937,500 shares of authorized and unreserved shares of Preferred Stock and Common Stock would be issued and outstanding or available for future issuance. The additional shares of Class A Common Stock will have the same rights as the presently authorized shares of Class A Common Stock, including the right to cast one vote per share of Class A Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Class A Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Charter amendment will become effective upon the filing of the amendment with the Secretary of State of Delaware. The Company currently plans to file such amendment promptly after the Special Meeting if the Share Authorization Proposal is approved. The text of the form of the Charter amendment is set forth in Annex A to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of Delaware or as the Board deems necessary and advisable to effect the Authorized Shares Increase, if any.

Proposal

The Company is seeking stockholder approval to adopt an amendment to the Charter to increase the number of authorized shares of Common Stock from 154,437,500 to 1,389,937,500, increasing the total number of authorized shares of the Common Stock and Preferred Stock from 164,437,500 to 1,399,937,500.

Voting Requirements

Approval of the Share Authorization Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock and the one share of Series A Preferred Stock, voting together as a single class. Each share of Common Stock has one vote. The share of Series A Preferred Stock has 4,500,000,000 votes, but those votes must be voted in the same proportion as the votes cast by shares of Common Stock on this Proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this Proposal because we have been advised by NYSE that this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will be counted as votes “Against” such Proposal. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Further, because the share of Series A Preferred Stock has 4,500,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have no effect on the manner in which the Series A Preferred Stock votes are cast. Therefore, if you do not wish for this Proposal to pass, you should vote “Against” this Proposal.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.

PROPOSAL 2: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

The Board recommends that the stockholders authorize the Board to adopt an amendment to the Charter to effect (i) a reverse stock split of the issued and outstanding Common Stock (including shares of common stock held by the Company in treasury), by a ratio of 1-for-3 (the “Reverse Stock Split”) and (ii) a corresponding reduction in the total number of authorized shares of Common Stock (the “Authorized Shares Reduction”). The Board may determine, in its sole discretion, whether to implement the Reverse Stock Split and the Share Reduction, as well as its specific timing, provided that any amendment is implemented within one year after the conclusion of the Special Meeting.

If the shareholders approve the Reverse Stock Split Proposal, the Board, in its discretion, may elect to effect the Reverse Stock Split Proposal, or the Board may determine in its discretion not to proceed with the Reverse Stock Split Proposal. The Reverse Stock Split and the Authorized Shares Reduction will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split and Authorized Shares Reduction (the "Reverse Stock Split Charter Amendment”) and upon the filing and effectiveness of the Reverse Stock Split Charter Amendment (the “Reverse Stock Split Effective Time”). The text of the form of the Reverse Stock Split Charter Amendment is set forth in Annex B to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split and Authorized Shares Reduction, if any. The Board reserves the right to abandon the Reverse Stock Split Proposal without further action by our stockholders at any time before the Reverse Stock Split Effective Time, even if stockholders approve such amendment at the Special Meeting.

Reasons for the Reverse Stock Split Proposal

The purpose of the Reverse Stock Split is to increase the market price of the Class A Common Stock in order to mitigate the risk of the Class A Common Stock being delisted from The Nasdaq Capital Market. Nasdaq has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. Nasdaq Listing Rule 5550(a)(2) requires that companies maintain a closing bid price that is greater than or equal to $1.00 per share for 30 consecutive trading days (the “Minimum Bid Price Requirement”). Beginning on November 9, 2023, the Company’s closing bid price has been below $1.00 per share. As such, the Company believes, based upon the current trend of the closing bid price for the Class A Common Stock, that it will receive a written notice from Nasdaq stating that the Company has failed to maintain a minimum bid price of at least $1.00 per share for the prior 30-consecutive-trading-day period beginning on November 9, 2023, Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company will have 180 calendar days from receipt of a notice from Nasdaq (the "Compliance Period”), to regain compliance with the Minimum Bid Price Requirement. If at any time during the Compliance Period, the bid price of the Class A Common Stock closes at or above $1.00 per share for a minimum of ten ) consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed. In the event the Company does not regain compliance with the Minimum Bid Price Requirement by the end of the Compliance Period, the Company may be eligible for an additional 180-calendar day grace period. Pursuant to Nasdaq Listing Rule 5810(3)(A)(iii), if during any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A), a company’s security has a closing bid price of $0.10 or less for ten consecutive trading days, the Listing Qualifications Department of Nasdaq will issue a Staff Delisting Determination under Nasdaq Listing Rule 5810 with respect to that security (the “Low Priced Stocks Rule”). If a company receives such delisting notice, the company can request a hearing before a Nasdaq hearings panel (the “Panel”). There can be no assurance that the Company’s Class A Common Stock will not close at or below $0.10 for ten consecutive days during the Compliance Period or any additional compliance period. As such, there can be no assurance the Company will not receive such Staff Delisting Determination during the Compliance Period or any additional compliance period, or if the Company receives such Staff Delisting Determination, Nasdaq will grant the Company’s request for a hearing, or if Nasdaq grants the Company’s request for a hearing, the Panel will grant the Company’s request for continued listing of the Common Stock on The Nasdaq Capital Market pending the Company’s compliance with all applicable listing criteria, including the Minimum Bid Price Requirement, or that the Company will be able to timely satisfy the terms of any extension that may be granted by the Panel.

The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to (1) increase the per share price of the Class A Common Stock, (2) maintain the listing of the Class A Common Stock on Nasdaq, and (3) potentially improve the marketability and liquidity of the Class A Common Stock.

Increase the Per-Share Price of our Common Stock. The primary purpose for effecting the Reverse Stock Split, should the Board choose to effect it, would be to increase the per share price of the Class A Common Stock. In determining to seek authorization for the Reverse Stock Split Proposal, the Board considered that, by combining a number of pre-split shares into one share of common stock, the market price of a post-split share is generally greater than the market price of a pre-split share. However, we cannot assure you that the Reverse Stock Split will increase the per share price of the Class A Common Stock or that any such increase will be proportional to the Reverse Stock Split ratio (see “Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split and the Authorized Shares Reduction”).

Maintain Listing on Nasdaq. Our Class A Common Stock is listed on Nasdaq under the symbol “FFIE.” Beginning on November 9, 2023, the Class A Common Stock closing bid price has been below $1.00 per share. Based on the current trend of the closing bid price for the Class A Common Stock, the Company believes that it will receive a written notice from Nasdaq stating that the Company had failed to maintain a minimum bid price of at least $1.00 per share for the prior 30-consecutive-trading-day period beginning on November 9, 2023. If, during the Compliance Period or any compliance period, the Class A Common Stock has a closing bid price of $0.10 price or less for ten consecutive trading days, the Company will receive a Staff Delisting Determination from the Listing Qualifications Department of Nasdaq pursuant to the Low Priced Stocks Rule. If the Company receives such Staff Delisting Determination, the Company intends to request a hearing before the Panel for continued listing of the Common Stock on The Nasdaq Capital Market pending the Company’s compliance with all applicable listing criteria, including the Minimum Bid Price Requirement. The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist the Class A Common Stock from The Nasdaq Capital Market. Delisting the Class A Common Stock could adversely affect the liquidity of the Class A Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy the Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell the Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is an effective means for the Company to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of the Class A Common Stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of the Class A Common Stock.

Potentially Improve the Marketability and Liquidity of the Class A Common Stock. The Board believes that continued listing on Nasdaq provides overall credibility to an investment in the Class A Common Stock, given the stringent listing and disclosure requirements of Nasdaq. In addition, the Board believes that the increased market price of the Class A Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of the Class A Common Stock and encourage interest and trading in the Class A Common Stock by mitigating the negative effects of certain practices and policies:

•Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of the Class A Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks.

•Stock Price Volatility: A higher stock price may increase the acceptability of the Class A Common Stock to a number of long-term investors who may not find the Class A Common Stock attractive at its current prices due to the trading volatility often associated with stocks below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks.

•Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced stocks.

•Access to Capital Markets: If the Class A Common Stock is delisted from Nasdaq, investor demand for additional shares of the Class A Common Stock could be limited, thereby preventing us from accessing the public equity markets.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in the Class A Common Stock by avoiding these policies and practices. Increasing visibility of the Class A Common Stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make the Class A Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Class A Common Stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

Accordingly, for these and other reasons discussed herein, we believe that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Reasons for the Authorized Shares Reduction

As a matter of Delaware law, the implementation of a reverse stock split does not require a reduction in the total number of authorized shares of common stock. However, without the Authorized Shares Reduction, the Reverse Stock Split – together with the Authorized Shares Increase to be implemented if Proposal One is approved at the Special Meeting – would significantly increase the proportion of unissued, authorized shares of Common Stock to issued and outstanding shares of Common Stock, which could allow the Company to much more substantially dilute shareholders in the future than it is currently able to do. The Board believes that effecting the Authorized Shares Reduction in connection with the Reverse Stock Split will maintain alignment with the market expectations regarding the number of shares of authorized Common Stock in comparison to the number of shares issued or reserved for issuance, and ensure that we do not have what some shareholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the Reverse Stock Split and Authorized Shares Reduction, if completed, will result in the intended benefits described above, including:

The Reverse Stock Split may not increase the price of Common Stock. We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock. We expect that the Reverse Stock Split will increase the market price of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per-share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per-share price that would attract investors who do not trade in lower priced stocks. In addition, although we believe that the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, the Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

We may not satisfy Nasdaq continued listing requirements following the Reverse Stock Split. While we intend to monitor the average closing price of the Class A Common Stock and consider available options if it does not continue to trade at a level likely to result in us maintaining compliance, no assurances can be made that we will in fact be able to comply and that the Class A Common Stock will remain listed on the Nasdaq Capital Market. If, for example, the Board determines to effect the Reverse Stock Split when the Company’s share price is at or below $0.33 per share, the Reverse Stock Split would not result in the Company regaining compliance with the Minimum Bid Price Requirement. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that if a listed company that fails to meet the Minimum Bid Price Requirement after effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for a Minimum Bid Price Requirement compliance period. Thee Company effected a 1-for-80 reverse stock split of the outstanding Common Stock on August 25, 2023, and if the Company implements the proposed the Reverse Stock Split (after stockholder approval of the Reverse Stock Split Proposal), the Company will have effected reverse stock splits with a cumulative ratio of 240 shares to one. Any subsequent reverse stock split would cause the Company to exceed the 1-for-250 ratio. If the Class A Common Stock ultimately were to be delisted from the Nasdaq Capital Market for any reason, in addition to the effects noted above under “Reasons for the Reverse Stock Split Proposal— Maintain Listing on Nasdaq,” it could negatively impact us as it would likely reduce the liquidity and market price of the Class A Common Stock; reduce the number of investors willing to hold or acquire our Common Stock; negatively impact our ability to access equity markets, issue additional securities and obtain additional financing in the future; affect our ability to provide equity incentives to our employees; and might negatively impact our reputation and, as a consequence, our business

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of the Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it may result in some stockholders owning “odd lots” of fewer than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Common Stock as described above.

You should also keep in mind that the implementation of the Reverse Stock Split and Authorized Shares Reduction does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of Common Stock decline after the proposed Reverse Stock Split and Authorized Shares Reduction, then the actual or intrinsic value of the shares of Common Stock held by you will also proportionately decrease as a result of the overall decline in value.
The Board considered all of the foregoing factors and determined that seeking stockholder approval for the Reverse Stock Split Proposal is in the best interests of the Company and the stockholders.

Reverse Stock Split Effective Time

The Reverse Stock Split Effective Time, if approved by stockholders and implemented by us, will be the date and time the Reverse Stock Split Charter Amendment is filed with the Delaware Secretary of State, or such later time set forth therein. See below under “Reservation of Right to Delay the Filing of the Reverse Stock Split Charter Amendment, or Abandon the Reverse Stock Split and the Authorized Shares Reduction.”

Except as to fractional shares, at the Reverse Stock Split Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, three (3) shares of Common Stock issued (including shares of Common Stock held by the Company in treasury) immediately prior thereto into a one (1) share of Common Stock. Also at the Reverse Stock Split Effective Time, the Authorized Shares Reduction will reduce, automatically and without any action on the part of us or our stockholders, the number of authorized shares of Common Stock in proportion to the reduction of the issued shares.

If the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved at the Special Meeting, the Charter will not be amended to effect the Reverse Stock Split. The failure to obtain approval of the Reverse Stock Split Proposal may result in the Class A Common Stock becoming delisted by Nasdaq. Delisting of the Class A Common Stock by Nasdaq may hinder the Company’s ability to raise financing and may result in the Company having to file for bankruptcy.

If the Reverse Stock Split Proposal is Approved

If this Reverse Stock Split Proposal is approved and the Board elects to implement the Reverse Stock Split and the Authorized Shares Reduction, the number of outstanding shares of Common Stock will be reduced by a ratio of 1-for-3, and the number of authorized shares of Common Stock will be proportionately decreased .

Effects on the Common Stock

If this Reverse Stock Split Proposal is approved three shares of existing Common Stock would be combined into one new share of Common Stock. Based on 126,426,770 shares of Class A Common Stock and 800,008 shares of Class B Common Stock issued and outstanding as of December 21, 2023, immediately following a reverse stock split the Company would have approximately 42,142,256 shares of Class A Common Stock and 266,669 shares of Class B Common Stock issued and outstanding (without giving effect to rounding for fractional shares).

The following table contains approximate information, based on share information as of December 21, 2023, relating to our outstanding Common Stock based on the Reverse Stock Split ratio and information regarding our authorized and outstanding shares assuming that the Share Authorization Proposal and the Reserve Stock Split Proposal are approved and implemented.

Name and Position	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding (1)	Number of Shares of Common Stock Authorized but not Outstanding
Pre-Share Authorization	154,437,500	127,226,778	27,210,722
Post-Share Authorization	1,389,937,500	127,226,778	1,262,710,722
Post-Reverse Stock Split and Authorized Shares Reduction	463,312,500	42,408,925	420,903,575
(1) Includes 126,426,770 shares of Class A Common Stock and 800,008 shares of Class A Common Stock issuable upon conversion of 800,008 shares of Class B Common Stock. Excludes shares of stock reserved for issuance or issuable upon exercise of outstanding warrants, options, RSUs or the conversion of any outstanding convertible notes.

The Reverse Stock Split Proposal would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Stock Split and Authorized Shares Reduction would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company. Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split and Authorized Shares Reduction, other than as a result of the treatment of fractional shares. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. We will not issue any fractional shares as a result of the Reverse Stock Split and in lieu thereof any shareholders that would otherwise be entitled to receive a fractional share will be entitled to have their post-Reverse Stock Split and Authorized Shares Reduction share amount rounded up to the nearest whole share (which we describe below). Each shareholder will hold the same percentage of Common Stock immediately following the Reverse Stock Split and Authorized Shares Reduction as such shareholder held immediately prior to the Reverse Stock Split and Authorized Shares Reduction other than the nominal effect of the treatment of fractional shares.

Effect on the Preferred Stock

The Reverse Stock Split Proposal, if implemented, would not affect the total authorized number of shares of our preferred stock or the par value of shares of our preferred stock. However, the outstanding share of Series A Preferred Stock will be automatically redeemed upon the earlier of (i) any time such redemption is ordered by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion, or (ii) automatically immediately following the approval by the stockholders of the Share Authorization Proposal and the Reverse Stock Proposal.

Effect on Equity Compensation Arrangements

If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement the Reverse Stock Split Proposal, as of the Reverse Stock Split Effective Time, the per share exercise price of any outstanding stock options and any applicable repurchase price of any restricted shares would be increased proportionately, and the number of shares issuable under outstanding stock options, restricted stock units, performance share units and all other outstanding equity-based awards would be reduced proportionately. The number of shares of Common Stock authorized for future issuance under our equity plan would be proportionately reduced and other similar adjustments would be made under the equity plans to reflect the Reverse Stock Split. In addition, the performance targets to which our performance-based restricted stock units (“PSUs”) are subject, including certain stock price targets, would be proportionally adjusted based on the Reverse Stock Split ratio selected by the Board. In addition, the number of shares of Common Stock available for issuance under our equity incentive plans will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to the equity incentive plans.

Effect on Warrants and Convertible Notes

If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement the Reverse Stock Split Proposal, as of the Reverse Stock Split Effective Time:

•all outstanding warrants will be adjusted in accordance with their terms, which will result in the number of shares issuable upon exercise of any such warrant being rounded up to the nearest whole share and proportionate adjustments will be made to the exercise price; and

•all outstanding convertible notes will have adjustments to the conversion rate and the conversion price made proportionate with the Reverse Stock Split ratio.

This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio.

Effect on Market Capitalization

In addition, the Reverse Stock Split and Authorized Shares Reduction will not itself immediately affect our overall market capitalization, i.e., our market capitalization immediately before the Reverse Stock Split and Authorized Shares Reduction will be the same as immediately after the Reverse Stock Split and Authorized Shares Reduction, except as a result of any rounding up of fractional shares as described below. However, if our trading price increases or declines over time following the Reverse Stock Split and Authorized Shares Reduction, we will have a higher or lower market capitalization depending on that trading price.

Effect on Exchange Act Reporting and CUSIP

After the Reverse Stock Split Effective Time, we would continue to be subject to periodic reporting and other requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Class A Common Stock would continue to be listed on Nasdaq under the symbol “FFIE.”

After the Effective Time, the post-Reverse Stock Split and Authorized Shares Reduction shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

Effective Time of Reverse Stock Split

The Reverse Stock Split Proposal, if approved by stockholders, would become effective upon the date determined by the Board and, if required by law or otherwise deemed advisable by the Board, upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right to elect not to effect the Reverse Stock Split and Authorized Shares Reduction, if, at any time before the Reverse Stock Split Effective Time, the Board determines, in its sole discretion, that implementing the Reverse Stock Split and Authorized Shares Reduction is not in the best interests of the Company and its stockholders. If the Board does not implement a Reverse Stock Split and Authorized Shares Reduction on or prior to the one-year anniversary of the conclusion of the Special Meeting, stockholder approval would again be required prior to implementing any future reverse stock split and/or share reduction.

Treatment of Fractional Shares

To avoid having any fractional shares of Common Stock (i.e., less than one full share of common stock) outstanding as a result of the Reverse Stock Split, no fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of the post-Reverse Stock Split Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each holder of shares of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split and Authorized Shares Reduction as that shareholder did immediately prior to the Reverse Stock Split and Authorized Shares Reduction, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Reservation of Right to Abandon the Reverse Stock Split Proposal

The Board believes that stockholder adoption and approval of the Reverse Stock Split at a ratio of 1-for-3 and the Authorized Shares Reduction is in the best interests of our stockholders. If our stockholders approve this Reverse Stock Split Proposal, the Board will implement the Reverse Stock Split and Authorized Shares Reduction only upon a determination that the Reverse Stock Split and Authorized Shares Reduction is in the best interests of the stockholders at that time. The Board reserves the right to abandon the Reverse Stock Split Proposal without further action by our stockholders at any time before the Reverse Stock Split Effective Time, even if stockholders approve the Reverse Stock Split Amendment at the Special Meeting. By voting in favor of the Reverse Stock Split Proposal, stockholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split Proposal if it should so decide.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

Proposal

The Company is seeking stockholder approval to effect a reverse stock split of the Common Stock by a ratio of 1-for-3 and a corresponding reduction in the total number of authorized shares of Common Stock and a corresponding reduction in the total number of shares the Company is authorized to issue, with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the Special Meeting.

Voting Requirements

Approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock and the one share of Series A Preferred Stock, voting together as a single class. Each share of Common Stock has one vote. The share of Series A Preferred Stock has 4,500,000,000 votes, but those votes must be voted in the same proportion as the votes cast by shares of Common Stock on this proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this proposal because we have been advised by NYSE that this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will be counted as votes “Against” such Proposal. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Further, because the share of Series A Preferred Stock has 4,500,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have no effect on the manner in which the Series A Preferred Stock votes are cast. Therefore, if you do not wish for this Proposal to pass, you should vote “Against” this Proposal.

Recommendation
THE BOARD RECOMMENDS VOTING “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 3: APPROVAL OF THE SHARE ISSUANCE PROPOSAL
On August 4, 2023, the Company entered into the Streeterville SPA with Streeterville Capital, LLC (“Purchaser”), to issue and sell $16,500,000 aggregate principal amount of the Company’s unsecured convertible senior promissory notes (the “Streeterville Note”) and a common stock purchase warrant (the “Streeterville Warrant”).

The Streeterville Note is subject to an original issue discount of $1,500,000 (the “OID”). In addition, the Company paid the Purchaser $150,000 to cover the Purchaser’s legal fees and other transaction costs incurred in connection with the purchase and sale of the Streeterville Note (the “Transaction Expense Amount”). The OID is included in the initial principal balance of the Streeterville Note and was reduced from the amount funded at closing. The Streeterville Note is convertible into shares of Class A Common Stock of the Company, par value $0.0001 per share (“Common Stock”), at a conversion price equal to $71.40, plus an interest make-whole amount as set forth in the Streeterville Note, subject to certain adjustments including full ratchet anti-dilution price protection.

The Streeterville Note matures on August 4, 2029. The Streeterville note accrues Interest at 10% per annum, payable on each conversion date and the maturity date in cash, or, at the Company’s option if all the Equity Conditions (as defined in the Streeterville Note) have been met, Class A Common Stock or a combination thereof, provided that, subject to certain conditions set forth in the Streeterville Note, the Company may elect to pay such interest in Class A Common Stock at a rate equal to 15% per annum with respect to the portion of such payment made in Class A Common Stock. The Company may, from time to time, prepay the principal amount owing under the Streeterville Note, subject to a prepayment premium percentage in an amount ranging from 0% to 10% of the principal amount of such Streeterville Note determined in accordance with a schedule set forth in the Streeterville SPA, so long as (i) the Company provides at least 15 days’ prior written notice to Purchaser of such prepayment and delivers to Purchaser an appropriately completed payment notification, and (ii) the Company accompanies such prepayment with the payment of any interest Make-Whole Amount as set forth in the Streeterville Note.

Under the Streeterville SPA, the Purchaser received the Streeterville Warrant to purchase up 76,261 shares of Class A Common Stock with an exercise price equal to $71.40 per share, subject to full ratchet anti-dilution protection and other adjustments, and are exercisable for seven (7) years on a cash or cashless basis.

Under the Streeterville SPA, the Company is required to reserve 312,500 shares of Class A Common Stock from its authorized and unissued Class A Common Stock to provide for all issuances of Class A Common Stock under the Streeterville Note (the “Share Reserve”). On September 8, 2023 and from time to time thereafter until the Streeterville Note is paid in full, subject to certain conditions, the Company is required to add additional shares of Class A Common Stock to the Share Reserve in increments of 12,500 shares as and when requested by the Purchaser if the number of shares held in the Share Reserve is less than two (2) times the number of shares of Class A Common Stock the Purchaser would be entitled to receive upon conversion of all interest under the Streeterville Note (including any Make-Whole Amount ) plus two (2) times the number of shares the Purchaser would be entitled to receive upon conversion of all principal under the Streeterville Note.

The Purchaser has the option, from time to time for 12 months after the date of the Streeterville SPA, to purchase up to $7,500,00 in aggregate (or $15,000,000 in aggregate with Company’s consent) in additional convertible senior unsecured notes and warrants on the same terms as the Streeterville Note and Streeterville Warrant. Additionally, from the date of the Streeterville SPA until the date that is the five-year anniversary of the date of the Streeterville SPA, upon any issuance by the Company or any of its subsidiaries of Class A Common Stock or Common Stock equivalents for cash consideration, indebtedness or a combination of units thereof (subject to certain exceptions set forth in the Streeterville SPA) (each, a “Subsequent Financing”), if the Purchaser then owns at least $7,500,000 principal amount of Streeterville Notes (when aggregated with any affiliates of Purchaser) the Purchaser shall have the right to participate in any such Subsequent Financing up to an amount such that Purchaser’s ownership of the Company remains the same immediately following such Subsequent Financing as its ownership immediately prior to such Subsequent Financing, pursuant to the procedures outlined in the Streeterville SPA.

Under the Streeterville SPA, so long as the Streeterville Note is outstanding, upon any issuance by Company of any security with a More Favorable Term (as defined in the Streeterville SPA), or amendment, waiver or adjustment to any existing security that results in the granting of a More Favorable Term, then the Company is required to notify the Purchaser and such More Favorable Term, at the Purchaser’s option, will become a part of the Transaction Documents (as defined in the Streeterville SPA) for the benefit of Purchaser. Additionally, if the Company fails to notify the Purchaser of any such More Favorable Term, but the Purchaser becomes aware that the Company has granted such a term to any third party, the Purchaser may notify the Company and such More Favorable Term will become a part of the Transaction Documents retroactive to the date on which the More Favorable Term was granted to the applicable third party.

The Company was required to use commercially reasonable efforts to efforts to file, within 15 calendar days of the date of the Streeterville SPA, a registration statement on the appropriate form providing for the resale by Purchaser of at the least the Initial Required Registration Amount (as defined in the Streeterville Note). The Company was also required to use commercially reasonable efforts to cause such registration statement to become effective as promptly as possible and to maintain the effectiveness of such registration statement at all times until each Purchaser no longer owns the Streeterville Warrant or Streeterville Notes or shares of Class A common stock issuable upon exercise or conversion thereof. The Company filed a resale registration statement regarding the Streeterville Note and Streeterville Warrant on August 29, 2023, which was declared effective by the SEC on September 6, 2023.

Pursuant to the Streeterville Note, the Company agreed to include a proposal to obtain stockholder approval, as is required by the Nasdaq listing rules, with respect to the issuance of any shares of Class A Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock (the “Issuance Cap”), of the Conversion Shares (as defined in the Streeterville Note), the Warrant Shares (as defined in the Streeterville SPA), and subject to any applicable Nasdaq rules, any shares of Common Stock issuable pursuant to the note and warrant issuable in connection with the reinvestment right set forth in the Streeterville SPA in excess of the Issuance Cap (so long as such reinvestment is made within 90 days of Stockholder Approval) at the earlier of its next annual meeting of stockholders to be held in 2024 and any special meeting of stockholders called by the Company at which at least one “routine” proposal (as determined by the NYSE) is to be included in the proxy statement for such special meeting; provided however, that if at any time after the date of the Streeterville SPA and prior to Stockholder Approval, Purchaser submits a Conversion Notice (as defined in the Streeterville Note) at such time as the Issuance Cap would prohibit the conversion of less than 150% of the Conversion Shares subject to such Conversion Notice, the Company will use its reasonable best efforts to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) for Stockholder Approval within 45 days from the date of the Company’s receipt of such Conversion Notice, and in any case, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company will solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders are required to vote their proxies in favor of such proposal. The Company is required to use its reasonable best efforts to obtain such Stockholder Approval, if the Company does not obtain Stockholder Approval at the Special Meetings, the Company will use reasonable best efforts to hold a new special meeting within 45 days from the date of the Special Meeting to obtain Stockholder Approval.

The foregoing description of the Streeterville SPA, Streeterville Note, and the Streeterville Warrant is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Streeterville SPA, the Streeterville Note, and the Streeterville Warrant filed as Exhibits 10.1, 10.2 and 4.1, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2023.

If Stockholder Approval is not obtained at either meeting, the Company will be required to use its reasonable best efforts to seek such approval at each subsequent annual meeting of stockholders until such approval is obtained or the Streeterville Notes are no longer outstanding.

The failure to obtain approval of the Share Issuance Proposal may hinder the Company from obtaining such further funding and/or from obtaining future financing. We are therefore requesting that stockholders approve the Share Issuance Proposal.

Proposal

The Company is seeking stockholder approval of, as is required by the applicable rules and regulations of Nasdaq, transactions involving Streeterville SPA Notes and Streeterville SPA Warrants issued or to be issued pursuant to the Streeterville SPA, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Class A Common Stock in respect of such notes and warrants.

Voting Requirements

The Series A Preferred Stock is not entitled to vote on this Proposal. The Bylaws require the affirmative vote of the holders of a majority of the voting power of the shares present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote to approve the Share Issuance Proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this Proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this Proposal because we have been advised by NYSE that this Proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE ISSUANCE PROPOSAL.

PROPOSAL 4: APPROVAL OF EXECUTIVE SHARE PURCHASE PROPOSAL
On September 21, 2023, the Board approved a new program pursuant to which selected employees of the Company may elect to have a portion of their base salary (on an after-tax basis) be used to purchase Class A Common Stock on each payroll date over a three-month period at the then-current volume weighted average trading price of the Class A Common Stock by entering into a Salary Deduction and Share Purchase Agreement with the Company (the “Executive Share Purchase Program”). Stockholders are being asked to approve the Executive Share Purchase Program as described below. If stockholders do not approved the Executive Share Purchase Program, the Executive Share Purchase Program will not go into effect.

Summary Description of the Executive Share Purchase Program

The principal terms of the Executive Share Purchase Program are summarized below. The following summary is qualified in its entirety by the full text of the form of Salary Deduction and Stock Purchase Agreement, which appears as Annex C to this Proxy Statement.

Purpose. The purpose of the Executive Share Purchase Program is to provide employees who participate in the program with a convenient way to increase their stock ownership in the Company and further align their interests with those of stockholders.

Operation of the Program. Employees who elect to participate in the program will complete a Salary Deduction and Stock Purchase Agreement (a “Purchase Agreement”), indicating the percentage of their base salary (on an after-tax basis) that will be used to purchase Class A Common Stock on each payroll date of the Company that occurs over a three-month period (each, a “Purchase Date”). If stockholders approve the Executive Share Purchase Program, the program will take effect with the first Company payroll date after such stockholder approval is obtained and will continue in effect for three months. On each Purchase Date during the three-month term of the Program, each participating employee will purchase from the Company a number of shares of Class A Common Stock determined by dividing (i) the amount deducted from the employee’s after-tax base salary on the Purchase Date pursuant to the employee’s Purchase Agreement (plus any unused amount that had been deducted from the employee’s after-tax base salary on as of the prior Purchase Date that was not sufficient to purchase a whole share on that date), by (ii) the Share Price (as defined below) for that Purchase Date, rounded down to the nearest number of whole shares. Any amount not used to purchase shares will be carried forward to the next following Purchase Date (or, if the employee’s Purchase Agreement has terminated, will be refunded to the employee).

The “Share Price” for each Purchase Date will equal the daily volume weighted average price of the Class A Common Stock for such date (or the nearest preceding trading date) on the principal exchange on which Class A Common Stock is listed or admitted to trade.

Eligibility. Only individuals who are employees of the Company and its subsidiaries that are selected by the Company to participate in the Executive Share Purchase Program are eligible to participate, provided that such individual must be either an “accredited investor” as defined under the U.S. securities laws or not a “U.S. person” as defined under the U.S. securities laws.

If stockholders approve the Executive Share Purchase Program, we expect that approximately 6 officers and employees of the Company and its subsidiaries (including all of our named executive officers) will be eligible to participate in the program.

Termination of Participation. Each participant’s Purchase Agreement will terminate on the Purchase Date that is approximately three months after the initial Purchase Date for the Executive Share Purchase Program (or, if earlier, the termination of the participant’s employment with the Company or any of its subsidiaries for any reason), and the participant will not purchase any shares under the program thereafter.

Lock-Up. Pursuant to the participants’ Purchase Agreements, each participant agrees not to sell or otherwise transfer any shares acquired under the Executive Share Purchase Program for six months after the date of purchase of the shares (or, if earlier, the effective date of a registration statement filed by the Company with the Securities and Exchange Commission for the resale of the shares or other waiver of such restriction by the Company).

No Limit on Other Plans. The Executive Share Purchase Program does not limit the ability of the Company, the Board or any committee of the Board to grant awards or authorize any other compensation, with or without reference to the Class A Common Stock, under any other plan or authority.
Amendments. Each Purchase Agreement may be amended only by a written agreement signed by the Company and the participant.

U.S. Federal Income Tax Consequences

Under current U.S. federal tax law, which is subject to change, we expect that an employee’s purchase of shares from the Company results in income recognition equal to the excess (if any) of the closing price of a share of Class A Common Stock on the applicable Purchase Date over the price paid for the shares. Any amount of income recognized is subject to applicable tax withholding, and the Company will generally have a corresponding deduction for such amount. If the purchase price paid is greater than or equal to the closing price of a share of Class A Common Stock on the applicable Purchase Date, the executive would not recognize any income for the purchase of the shares and the Company would not have any tax deduction.

The above summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

Specific Benefits

The benefits that will be received by participants in the Executive Share Purchase Program cannot be determined at this time because the amount of contributions set aside to purchase shares of Class A Common Stock under the program (subject to the limitations discussed above) is entirely within the discretion of each participant. In addition, the number of shares purchased on each purchase date will depend on the trading prices of our Class A Common Stock on the applicable Purchase Date. As of December 21, 2023 there were 126,426,770 shares of Class A Common Stock issued and outstanding.

The closing market price for a share of Class A Common Stock on the Nasdaq Capital Market on December 18, 2023 was $0.2750 per share, and the Share Price (calculated as described above) on that date would have been $0.2779 per share.

Equity Compensation Plans

For information concerning our equity compensation plans, please see the “Equity Compensation Plan Information” section below.

Proposal

The Company is seeking shareholder approval of the Executive Share Purchase Program on the terms described above.

Voting Requirements

The Company’s Bylaws require the affirmative vote of the holders of a majority of the voting power of the shares present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote to approve the Executive Share Purchase Proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this Proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this Proposal because we have been advised by NYSE that this Proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE EXECUTIVE SHARE PURCHASE PROGRAM PROPOSAL.

ALL OF OUR EXECUTIVE OFFICERS ARE ELIGIBLE TO PARTICIPATE IN THE EXECUTIVE SHARE PURCHASE PROGRAM AND THEREFORE HAVE A PERSONAL INTEREST IN THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 5: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Increase in Number of Authorized Shares of Common Stock

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Proposals, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the adjournment of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Proposals, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Proposal

The Company is seeking stockholder approval to adjourn the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

Vote Required

The Bylaws require the affirmative vote of the holders of a majority of shares of our Common Stock present by virtual attendance at the Special Meeting or represented by proxy and entitled to vote on the matter at the Special Meeting to approve the Adjournment Proposal. The Series A Preferred Stock is not entitled to vote on this Proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this proposal because we have been advised by NYSE that this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will have no effect because they are not considered entitled to vote on this Proposal under Delaware law. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE ADJOURNMENT PROPOSAL.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for certain of FF’s executive officers and directors. The share amounts discussed in this section have been adjusted to reflect the 80:1 reverse stock split effective August 25, 2023. As an “emerging growth company” as defined in the JOBS Act, FF is not required to include a Compensation Discussion and Analysis section and has elected to apply the scaled back disclosure requirements applicable to emerging growth companies, which require compensation disclosure for all individuals who served as FF’s principal executive officer during 2022, its two most highly compensated executive officers other than the principal executive officer whose total compensation for 2022 exceeded $100,000 and who were serving as executive officers as of December 31, 2022 and two additional individuals for whom disclosure would have been provided but for the fact that such individual was not serving as an executive officer at the end of 2022. We refer to these individuals as “named executive officers.” For 2022, FF’s named executive officers and the positions each held as of December 31, 2022 were:

•Mr. Xuefeng (XF) Chen, former Global Chief Executive Officer(1)
•Mr. Chui Tin Mok, Global Executive Vice President and Global Head of User Ecosystem
•Ms. Yun Han, Chief Accounting Officer and Former Interim Chief Financial Officer(2)
•Dr. Carsten Breitfeld, Former Global Chief Executive Officer(3)
•Ms. Sue Swenson, Former Executive Chairperson(4)
•Ms. Becky Roof, Former Interim Chief Financial Officer(5)

(1)	Mr. Xuefeng Chen was appointed Global Chief Executive Officer of FF, effective November 27, 2022. Mr. Chen resigned from his position as Global Chief Executive Officer effective September 29, 2023.

(2)	Ms. Han resigned from her position as Interim Chief Financial Officer of the Company effective July 5, 2023.

(3)	Dr. Breitfeld ceased to serve as the Global Chief Executive Officer of FF, effective November 26, 2022, and his employment with FF terminated, effective December 26, 2022.

(4)	Ms. Swenson resigned as Executive Chairperson and as a member of the Board, effective October 3, 2022.

(5)	Ms. Roof resigned as Interim Chief Financial Officer, effective October 12, 2022.

We expect that FF’s executive compensation program will continue to evolve to reflect FF’s status as a newly publicly-traded company, while still supporting FF’s overall business and compensation objectives of attracting, motivating and retaining individuals who contribute to the long-term success of FF. The Compensation Committee of the Board is responsible for administering FF’s executive compensation program and, at the direction of the Compensation Committee, FF has retained Mercer (US) Inc. (“Mercer”), an independent executive compensation consultant, to help advise on FF’s executive compensation program.

Global CEO Transition and Related Compensation

On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO and appointed Mr. Chen to the position, effective as of November 28, 2022 (the “Global CEO Effective Date”). In connection with his appointment as Global CEO, FF and Faraday&Future, Inc., a California corporation and a wholly-owned subsidiary of FF ("FF U.S."), entered into an employment agreement with Mr. Chen, dated as of November 27, 2022, setting forth the terms of his employment and compensation. Pursuant to such employment agreement [and contingent on continued service as Global CEO], Mr. Chen is entitled to a base salary of $900,000 and is eligible for an annual performance-based bonus of up to $600,000 under the FF’s bonus plan beginning in 2023. Mr. Chen also received a cash signing and retention bonus of $500,000, subject to repayment (i) in full within 15 business days of termination of Mr. Chen for “Cause” (as defined in the employment agreement), or (ii) on a pro-rated basis, within 15 days, if Mr. Chen either resigns or is terminated without Cause within 36 months of the Global CEO Effective Date. In addition, Mr. Chen is eligible to participate in the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) . Subject to the terms of the 2021 Plan Mr. Chen has received $250,000 in grant date fair value of restricted stock units ("RSUs"). Additionally, in accordance to the terms of the 2021 Plan and subject to approval by the Board, Mr. Chen will receive, (i) as of the first anniversary of the Global CEO Effective Date, $300,000 in grant date fair value of RSUs, (ii) as of the second anniversary of the Global CEO Effective Date, $400,000 in grant date fair value of RSUs, (iii) as of the third anniversary of the Global CEO Effective Date, $450,000 in grant date fair value of RSUs, and (iv) as of the fourth anniversary of the Global CEO Effective Date, $600,000 in grant date fair value of RSUs. Each RSU grant will vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Mr. Chen remains employed with the Company on each such vesting date.

Subject to approval by the Board and the terms of the 2021 Plan, Mr. Chen will be eligible based on continued service as Global CEO to receive an additional number of PSUs having a target grant date fair value equal to $2,000,000 if FF reaches certain milestones and/or performance goals on certain dates, as specified by the Board (each a “Milestone”), and will be granted as follows: (i) $250,000 in value after FF achieves the first Milestone; (ii) $300,000 in value after FF achieves the

Executive Compensation
second Milestone; (iii) $400,000 in value after FF achieves the third Milestone; (iv) $450,000 in value after FF achieves the fourth Milestone; and (v) $600,000 in value after FF achieves the fifth Milestone. Should FF reach any such Milestone, the PSUs associated with such Milestone will be issued on the date(s) such Milestone is reached and will vest in equal one-third increments on each of the first three annual Milestone anniversary dates following the applicable grant date, provided Mr. Chen remains employed with FF on each such vesting date. On February 3, 2023, the Board granted Mr. Chen an additional $650,000 of PSUs, which vest in equal one-fourth increments on each of the first four annual Milestone anniversary dates.

Pursuant to Mr. Chen’s employment agreement, on February 3, 2023, Mr. Chen received an option to purchase 2,000,000 shares of the Class A Common Stock (the "Standard Grant"50% of which vests in equal 25% increments on each of the first four anniversaries of the Global CEO Effective Date, and the other 50% commences vesting on the fourth anniversary of the Global CEO Effective Date, and vests in equal 25% increments on each of the next four anniversaries of the Global CEO Effective Date following such date, in each case, subject to Mr. Chen’s continued employment on each such vesting date. Mr. Chen will also receive a performance-based option to purchase 2,000,000 shares of Class A Common Stock, which will not start to vest until the Company reaches certain milestones on certain dates, as specified by the Board (each, an “Option Milestone,” and such grant, the “Milestone-Based Grant”). The portion of the Milestone-Based Grant subject to each Option Milestone will commence vesting on the date such Option Milestone is achieved and will vest in equal 25% increments on each of the subsequent four anniversaries of such date. The vesting of Mr. Chen's first 1,000,000 of the 2,000,000 performance-based option to purchase shares of Class A Common Stock started upon the completion of the start of production Option Milestone on March 29, 2023.

In connection with Dr. Breitfeld’s departure, the Company and Dr. Breitfeld entered into a separation agreement (the “Breitfeld Separation Agreement”), pursuant to which, in exchange for Dr. Breitfeld’s execution and non-revocation of the Breitfeld Separation Agreement, and his continued compliance with the ongoing obligations set forth in his employment agreement and his At-Will Employment Confidential Information Invention Assignment Arbitration Agreement, Dr. Breitfeld is entitled to (i) a lump sum payment equal to the base salary he would have received had he remained employed through March 3, 2023, the end of the term of his employment agreement; (ii) monthly payments equal to the monthly employer contribution, less applicable withholdings, that the Company would have made to provide health insurance to Dr. Breitfeld through March 31, 2023 had Dr. Breitfeld remained employed by the Company through such date; and (iii) an extension of the post-termination exercise period applicable to Dr. Breitfeld’s vested stock option awards until March 26, 2023 (i.e., the 90th day following Dr. Breitfeld’s termination date).

On September 16, 2023, Mr. Chen notified the Company of his decision to resign from his position as Global Chief Executive Officer of the Company effective September 29, 2023. Mr. Chen also resigned from his position as a member of the Board, effective September 29, 2023. Effective September 29, 2023, Mr. Chen resumed his prior position as FF China Chief Executive Officer, based in China, and assumed a new role as Executive Vice President of Global Industrialization of the Company. In this position, Mr. Chen focuses on the launch of the FF 91 2.0 Futurist Alliance in China and the next stage of developments with the dual home markets of China and the United States. Mr. Chen also focuses on the implementation of the Company’s China business development plans, including establishing FF China joint venture, accessing China automotive market, integrating the China supply chain, and ongoing costs reductions.

Appointment of Yun Han

In connection with Ms. Han’s appointment as Chief Accounting Officer and Interim Chief Financial Officer in October 2022, the Company entered into an offer letter with Ms. Yun Han (the “Han Offer Letter”), pursuant to which Ms. Han will receive an annual base salary of $400,000 and a one-time signing and retention bonus consisting of $200,000 in cash (the “Cash Signing and Retention Bonus”) and RSUs having a grant date fair value of $200,000, which fully vested 30 days after Ms. Yun Han’s onboarding at the Company (the “Equity Signing and Retention Bonus” and together with the Cash Signing and Retention Bonus, the “Signing and Retention Bonus”).

Ms. Han will also be eligible to receive a discretionary annual performance bonus of up to $240,000. Subject to approval by the Board and the terms of the 2021 Plan, Ms. Han has received as of her start date with the Company, $300,000 in grant date fair value of RSUs. Additionally, Ms. Han will receive (i) as of her first annual work anniversary with the Company, $400,000 in grant date fair value of RSUs, (ii) as of her second annual work anniversary with the Company, $550,000 in grant date fair value of RSUs, and (iii) as of her third annual work anniversary with the Company, $750,000 in grant date fair value of RSUs. Each RSU grant will vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Ms. Han remains employed with the Company on each such vesting date.

Subject to approval by the Board and the terms of the 2021 Plan, Ms. Han will be eligible to receive an additional number of PSUs having a target value equal to $2,000,000 if the Company and Ms. Han reach certain milestones and/or performance goals on certain dates as specified by the Board. The first tranche of such PSUs were granted to Ms. Han as of her start date and have a grant date fair value of $300,000 and will vest on the first three anniversaries of the start of production of the Company’s FF 91 model.

On July 5, 2023, Ms. Han notified the Company of her decision to resign from her positions as Interim Chief Financial Officer, principal financial officer and principal accounting officer effective immediately. Ms. Han has continued her role as Chief Accounting Officer of the Company.

Executive Compensation

Executive Chairperson Compensation

On January 31, 2022, the Board appointed Ms. Swenson to serve as Executive Chairperson. While serving as Executive Chairperson, Ms. Swenson was entitled to receive a monthly base salary of $75,000, which amount was reduced from $100,000 effective May 1, 2022 upon Ms. Swenson’s voluntary waiver of 25% of her monthly base salary in connection with certain cost reduction measures taken by FF. In connection with her appointment as Executive Chairperson, Ms. Swenson was also awarded stock options for a number of shares equal to $3,000,000 divided by the January 31, 2022 closing stock price, (i) 50% of which was scheduled to vest and become exercisable on January 31, 2023, subject to (x) Ms. Swenson having served not less than 90 days as Executive Chairperson and (y) Ms. Swenson having served on the Board through January 31, 2023, and (ii) 50% of which was scheduled to vest and become exercisable based on the achievement of certain stock price-based performance thresholds. Pursuant to the Heads of Agreement, dated September 23, 2022, among FF, FF Top Holding LLC (“FF Top”) and FF Global Partners LLC (“FF Global”), Ms. Swenson was expected to step down from such role concurrent with the funding of the initial $10.0 million tranche of notes to Senyun International Ltd. pursuant to the Securities Purchase Agreement, dated August 14, 2022 (as amended), which occurred on October 27, 2022. On October 3, 2022, Ms. Swenson tendered her resignation from her role as both Executive Chairperson and member of the Board effective immediately.

Appointment of Becky Roof

In connection with Ms. Roof’s appointment as Interim Chief Financial Officer in March 2022, the Company entered into an Agreement for the Provision of Interim Management Services with AP Services, LLC, a subsidiary of AlixPartners, LLP, which provided that Ms. Roof would serve as the Company’s Interim Chief Financial Officer at a rate of approximately $50,000 per week. Ms. Roof resigned as Interim Chief Financial Officer effective October 12, 2022.

2022 Compensation of Named Executive Officers

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, FF seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Please see the “Salary” column in the “Summary Compensation Table — Fiscal 2022” for the base salary amounts received by each named executive officer in 2022. Following the completion of the previously disclosed investigation by the special committee of independent directors in January 2022, the Board approved a 25% reduction in the annual base salary for Dr. Breitfeld. As described above, Ms. Swenson’s base salary was reduced from $100,000 per month to $75,000 per month effective May 1, 2022 upon Ms. Swenson’s voluntary waiver of 25% of her monthly base salary in connection with certain cost reduction measures taken by FF. In October 2022, the Board approved an additional temporary 25% reduction in the annual base salaries of each of FF’s employees, including each of the then-serving named executive officers, in exchange for RSUs having a grant date fair value equal to the amount of reduction in the employee’s salary, which RSUs vested on December 31, 2022, subject to their continued employment through such date. Mr. Mok was granted RSUs with respect to 802 shares under this program. Due to his separation, Dr. Breitfeld did not vest in any RSUs under this program. In addition, FF employees, including each of the then-serving named executive officers, could receive RSUs having a grant date fair value equal to 150% and 200% of the amount of foregone salary if they agreed to salary reductions of 50% and 60% (if there is a reduction to two times the minimum wage and at least 60% reduction from the previous salary), respectively. Ms. Han agreed to a reduction of her salary to two times the minimum wage and was accordingly granted RSUs under this program with respect to 4,329 shares.

Bonuses

Pursuant to the terms of his offer letter, Mr. Mok was also eligible for a discretionary target bonus for 2022 in the amount of $300,000. Based on a review of the Company’s performance in 2022, the Compensation Committee of the Board determined not to award a discretionary bonus to Mr. Mok for 2022.

Equity Awards

To further focus FF’s executive officers on FF’s long-term performance, FF has granted equity compensation in the form of stock options and RSUs.

In late 2022, the Company granted Dr. Breitfeld and Mr. Mok stock options to purchase 8,833 shares and 27 shares, respectively, 50% of which fully vested on the grant date and, with respect to Mr. Mok, 50% of which will vest in four equal annual installments on each of the first four anniversaries of the start of production of the Company’s FF 91 model. The exercise price for these options was set at $71.40 per share, which was above the $26.00 stock price on the date of grant. Dr. Breitfeld forfeited the unvested portions of these options in connection with his termination in December 2022.

Executive Compensation
Please see the “Summary Compensation Table — Fiscal 2022” and the “Outstanding Equity Awards at 2022 Fiscal Year-End” tables for further information regarding the equity grants received by the named executive officers during 2022.
Summary Compensation Table
The following table sets forth certain information concerning compensation paid to the named executive officers for the fiscal year ended December 31, 2022 and, to the extent required by the SEC executive compensation disclosure rules, 2021:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Xuefeng Chen(5) Former Global Chief Executive Officer	2022	487,500	500,000	—	—	—	—	987,500
Chui Tin Mok Global Executive Vice President and Global Head of User Ecosystem	2022	500,000	—	—	967	—	—	500,967
	2021	450,000	469,917	214,773	—	—	—	1,134,690
Yun Han(5) Chief Accounting Officer and Former Interim Chief Financial Officer	2022	73,976	200,000	856,533	—	—	—	1,130,509
Dr. Carsten Breitfeld (4) Former Global Chief Executive Officer	2022	1,645,401	—	—	334,082	—	384,705	2,364,188
	2021	1,908,333	1,998,354	673,125	2,213,144	—	413,357	7,206,313
Sue Swenson Former Executive Chairperson	2022	773,147	—	—	1,958,341	—	—	2,731,488
Becky Roof Former Interim Chief Financial Officer	2022	—	—	—	—	—	1,550,000	1,550,000
(1)The annualized base salaries for the then-serving named executive officers at the beginning of fiscal 2022 were as follows: Mr. Mok, $500,000; and Dr. Breitfeld, $2,250,000. Following the completion of the previously disclosed investigation by the special committee of independent directors in January 2022, the Board approved a 25% reduction in the annual base salary for Dr. Breitfeld. The amount reported in this column for Ms. Swenson represents fees paid to her for her service as Executive Chairperson during 2022. Ms. Swenson’s base salary was reduced from $100,000 per month to $75,000 per month effective May 1, 2022 upon Ms. Swenson’s voluntary waiver of 25% of her monthly base salary in connection with certain cost reduction measures taken by FF. In October 2022, Mr. Mok agreed to a temporary salary reduction in exchange for RSUs having a grant date fair value equal to the amount of his salary reduction. In October 2022, Ms. Han agreed to a temporary salary reduction in exchange for RSUs having a grant date fair value equal to 200% of her foregone salary. The amount reported in this column for Mr. Mok includes $20,833, which represents the grant date fair value of such RSUs calculated in accordance with the Financial Accounting Standards Board ("FASB") accounting standards codification ("ASC Topic 718"). The amount reported in this column for Ms. Yun Han includes $56,000, which represents the portion of her RSU grant with a grant date fair value equal to the amount of her foregone salary, calculated in accordance with ASC Topic 718.
(2)The amounts reported in this column for Mr. Chen and Ms. Han in 2022 represent cash signing and retention bonuses of $500,000 and $200,000, respectively.
(3)The amounts reported in these columns reflect the grant date fair value of time-based RSUs, time-based stock option awards and PSU awards, as applicable, granted to the named executive officers during 2022 and are accounted for in accordance with FASB ASC Topic 718. The awards were valued in accordance with FASB ASC Topic 718 and, in the case of Ms. Han’s PSU award and Mr. Mok and Ms. Swenson’s stock option awards, based on the assumed achievement of the performance condition at the time of grant, which was considered the probable achievement level at the time of grant. Because Ms. Han’s PSU award and Mr. Mok’s and Ms. Swenson’s stock option awards each only have one payout level, there is no grant date fair value below or in excess of the amount reflected in the table

Executive Compensation
above for Ms. Han, Mr. Mok or Ms. Swenson that could be calculated and disclosed based on achievement of the underlying performance condition. The amounts reported for Ms. Han includes $56,533, representing the excess of the grant date fair value of the RSU awards received by Ms. Han over the amount of salary foregone in exchange for such RSUs. The assumptions used to calculate the grant date fair value of the option awards granted in 2022 are as follows: expected volatility of 40.52%, expected dividend yield of 0%, an assumed risk-free interest rate of 2.73% and expected term of 6.99 years.
(4)For Dr. Breitfeld, this amount includes (1) $114,673 for 2022, which is the allocated value of the costs incurred by the Company with respect to the corporate housing provided to Dr. Breitfeld, (2) a tax reimbursement for 2022 of $229,345 with respect to the corporate housing benefit, and (3) the value of a rental car provided to Dr. Breitfeld during 2022 in the amount of $40,687. For Ms. Roof, this amount represents consulting fees paid by FF to APS Services, LLC for her services as Interim Chief Financial Officer.
(5)Mr. Chen, Ms. Han, Ms. Swenson and Ms. Roof were not named executive officers in 2021.

Employment Agreements, Offer Letters and Other Compensatory Agreements

Xuefeng Chen

In connection with his appointment to the position of Global CEO in November 2022, FF and FF U.S. entered into an employment agreement with Mr. Chen, pursuant to which he is entitled to certain payments and benefits as described above.

In the event that Mr. Chen’s employment is terminated without Cause (as defined in the employment agreement) or due to his death or disability, then, subject to his execution and non-revocation of a standard release of claims in favor of the Company and its affiliates, Mr. Chen or his immediate family members (as applicable) will be entitled to a lump sum payment equal to the amount of his then current base salary that would have been paid over the next three months, in the case of a termination due to death or disability, or through the end of the employment term on November 26, 2025, in the case of a termination without Cause.

Chui Tin Mok

Mr. Mok entered into an offer letter with FF U.S., dated October 10, 2018, that provides for his employment as FF’s Global UP2U EVP. The offer letter provides for Mr. Mok to receive an annual base salary of $500,000. The agreement also provides that Mr. Mok will be paid a signing and retention bonus of $1,000,000, which vests over 60 months through October 2023, and that he is entitled to receive a discretionary annual performance bonus (with a target amount of $300,000). Mr. Mok is also entitled to participate in FF U.S.’s health insurance, 401(k) plan, paid time off and paid holidays.

Yun Han

In connection with Ms. Han’s appointment as Chief Accounting Officer and Interim Chief Financial Officer in October 2022, the Company provided Ms. Han with an offer letter, pursuant to which she is entitled to certain payments and benefits as described above.

In the event that Ms. Han’s employment is terminated without Cause or due to her death or disability or if she resigns for good reason, then, subject to her execution and non-revocation of a standard release of claims in favor of the Company and its affiliates, she will be entitled to (i) a lump sum payment equal to 12 months’ base salary, (ii) Ms. Han’s target annual bonus and (iii) the immediate vesting in full of all outstanding equity awards, with any applicable performance metrics to be deemed satisfied at the greater of target performance or actual performance measured on the termination date.

Dr. Carsten Breitfeld

Dr. Breitfeld entered into an employment agreement with FF U.S., dated August 6, 2019, that provided for his employment as FF’s Global Chief Executive Officer. The agreement had an initial term of three years, which was subsequently extended for six months to March 3, 2023, and provided for Dr. Breitfeld to receive an annual base salary of $2,250,000 (which was temporarily reduced to $1,800,000). In connection with the Business Combination, Dr. Breitfeld’s base salary was increased to $2,250,000 and he received a lump sum bonus equal to the amount by which his base salary was reduced from September 2019 to the closing of the Business Combination. The agreement also provided that Dr. Breitfeld was paid a signing and retention bonus of $1,200,000, which vested in three annual installments in August 2020, August 2021 and August 2022, and that he was entitled to receive a discretionary annual performance bonus. The agreement also provided Dr. Breitfeld, in his capacity as a partner in FF Global, an initial option grant to purchase 13 million Class A ordinary shares of Legacy FF (which was granted in April 2020). Dr. Breitfeld was also entitled to participate in all benefit programs provided to employees of FF U.S. generally and to reimbursement for business expenses, paid time off, a car allowance, payment for visa application and legal fees and $5,000 for accounting advisors retained to advise Dr. Breitfeld on the computation of his personal taxes. Dr. Breitfeld was also provided corporate housing by FF U.S. (or a monthly housing allowance not to exceed $8,000). FF U.S.

Executive Compensation
also agreed to reimburse Dr. Breitfeld for monthly contributions to the German Public Retirement Insurance System although no reimbursements were made with respect to 2022. Dr. Breitfeld’s employment agreement was amended in January 2022 to provide that he would report to the Executive Chairperson and that he would receive an annual base salary of $1,687,500.

On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO. In connection with Dr. Breitfeld’s departure, the Company and Dr. Breitfeld entered into a separation agreement, the material terms of which are described above.

Executive Compensation
Outstanding Equity Awards at 2022 Fiscal Year-End
FF Equity Awards:

The table below sets forth certain information concerning outstanding stock options to purchase Class A Common Stock of FF and RSUs and PSUs that were unvested as of December 31, 2022. As of December 31, 2022, Mr. Chen, Ms. Swenson and Ms. Roof did not hold any outstanding equity awards with respect to FF.

	Option Awards						Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Chui Tin Mok	5/30/2019	7,198	3,400 (1)	—	204.00	5/30/2029	—	—	—	—
	7/26/2020	1,542	1,365 (2)	—	192.80	7/26/2030	—	—	—	—
	11/23/2022	13	—	13 (3)	71.40	11/23/2032	—	—	—	—
Yun Han	10/25/2022	—	—	—	0.00	—	6,466 (4)	150,000	—	—
	10/25/2022	—	—	—	0.00	—	—	—	6,466 (5)	150,000
Dr. Carsten Breitfeld	4/8/2020	6,602	—	—	192.80	4/8/2030	—	—	—	—
	7/26/2020	450	—	—	192.80	7/26/2030	—	—	—	—
	11/23/2022	4,416	—	—	71.40	11/23/2032	—	—	—	—
(1)This option is scheduled to vest as follows (subject in each case to the named executive officer’s continued employment through the applicable vesting date):
•With respect to 89 shares on January 8, 2023.
•With respect to 574 shares, in 13 equal monthly installments on the eighth day of each month through January 8, 2024.
•With respect to 1,104 shares, in 25 equal monthly installments on the eighth day of each month through January 8, 2025.
•With respect to 1,634 shares, in 37 equal monthly installments beginning on January 8, 2022.
(2)This option is scheduled to vest as follows (subject in each case to the named executive officer’s continued employment through the applicable vesting date):
•With respect to 1,081 shares, in 15 equal monthly installments on the 26th day of each month through March 16, 2024.
•With respect to 120 shares, in 18 equal monthly installments on the 26th day of each month through Jun 26, 2024.
•With respect to 67 shares, in 30 equal monthly installments on the 26th day of each month through Jun 26, 2025.
•With respect to 47 shares, in 42 equal monthly installments on the 26th day of each month through June 26, 2026.
•With respect to 53 shares, in 48 equal monthly installments beginning on June 26, 2023.
(3) 50% of this option was vested on the grant date and 50% will vest in four equal annual installments on each of the first four anniversaries of the start of production of the Company’s FF 91 model, provided Mr. Mok remains employed with the Company on each such vesting date.
(4) These RSUs are scheduled to vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Ms. Han remains employed with the Company on each such vesting date.
(5) These PSUs are scheduled to vest on the first three anniversaries of the start of production of the Company’s FF 91 model, provided Ms. Han remains employed with the Company on each such vesting date.

FF Global Equity Awards:

Certain members of Company management and other Company employees are equity owners of FF Global, which beneficially owns approximately 0.7% of the voting power of FF’s fully diluted Common Stock as of December 18, 2023. Metaverse Horizon Limited ("MHL"), is an independent investment fund with investors including FF Global. As such, MHL is a related party of the Company as MHL's investors include a subsidiary of FF Global. FF Global has control over the Company's management, business and operations. MHL beneficially owns 8.2% of the voting power of FF's fully diluted Common Stock

Executive Compensation
as of December 18, 2023. The below sets forth the FF Global and MHL's equity interests for each of the named executive officers as of December 31, 2022.

FF Global Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Awards Exercisable	Number of Securities Underlying Unexercised Awards) Unexercisable	Per-Unit Purchase Price ($)	Award Expiration Date
Xuefeng Chen	—	—	—	—	—
Chui Tin Mok	6/25/2019	9,750	—	40.00	6/25/2029
Yun Han	—	—	—	—	—
Dr. Carsten Breitfeld	—	—	—	—	—
Sue Swenson	—	—	—	—	—
Becky Roof	—	—	—	—	—
Jonathan Maroko	—	—	—	—	—
Matthias Aydt	—	—	—	—	—
(1) The FF Global equity interests are fully vested and exercisable. However, if the executive does not pay an installment of the purchase price when due, the equity interests related to that installment will be forfeited to FF Global without consideration.
(2) In May 2022, Mr. Mok returned 39,000 of his equity awards to FF Global pursuant to amendments to the governance documents of FF Global

Description of Retirement Plans

FF maintains a defined contribution 401(k) plan for the benefit of its full-time employees based in the United States, although none of the named executive officers participated in the plan during 2022. This 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”), so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a portion of their eligible compensation, not to exceed the statutorily prescribed annual limit, in the form of elective deferral contributions to this 401(k) plan. This 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. Currently, FF does not make any discretionary or matching employer contributions to the 401(k) plan. Participants are always vested in their contributions to the 401(k) plan.

Dr. Breitfeld participated in the German Public Retirement Insurance System as required under German law. FF did not make any contributions to this retirement plan, but as noted above in the description of his employment agreement, prior to his termination of employment, FF was obligated to reimburse Dr. Breitfeld for his contributions to this retirement system, although no reimbursements were made with respect to 2022.

Executive Compensation

Director Compensation Table — Fiscal 2022

The following table sets forth certain information concerning compensation paid to each of FF’s non-employee directors during 2022. Dr. Breitfeld, Mr. Aydt and Mr. Chen served in 2022 as directors and employees of FF; however, they did not receive any additional compensation for their service on the Board during 2022. Please see the “– Summary Compensation Table — Fiscal 2022” for the compensation received by Dr. Breitfeld, Mr. Chen and Ms. Swenson during 2022.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Chad Chen (1)	22,916	—	—	22,916
Edwin Goh (2)	577,702	195,000	—	772,702
Adam (Xin) He (1)	68,739	—	—	68,739
Brian Krolicki (2)	462,980	—	—	462,980
Lee Liu (2)	372,884	195,000	—	567,884
Jie Sheng (1)	3,848	—	—	3,848
Ke Sun (1)	771	—	—	771
Jordan Vogel (2)	538,314	—	—	538,314
Scott Vogel (2)	528,235	—	—	528,235
Qing Ye (3)	—	—	—	—

(1) Messrs. Chad Chen, He and Sheng and Ms. Sun were appointed to the Board effective October 27, 2022, September 23, 2022, December 18, 2022 and December 27, 2022, respectively.

(2) Mr. Scott Vogel resigned from the Board effective October 3, 2022. Mr. Jordan Vogel resigned from the Board on October 5, 2022. Mr. Krolicki resigned from the Board effective October 28, 2022. Mr. Liu resigned from the Board effective December 18, 2022. Mr. Goh resigned from the Board effective December 26, 2022.

(3) Mr. Ye, a former non-executive employee of FF, also served as a director of the Company during 2022. Mr. Ye did not receive any compensation for his services as a director in 2022. As an employee, with respect to 2022, Mr. Ye received cash compensation of $260,479 and option awards with an aggregate grant date fair value of $43,919. As of December 31, 2022, Mr. Ye held outstanding stock options with respect to 1,143 shares.

(4) Other than the option awards noted in footnote 3 held by Mr. Ye, none of FF’s other non-employee directors held any stock awards or option awards as of December 31, 2022.

Non-Employee Director Compensation Policy

The following director compensation program relates to FF’s non-employee directors and accordingly, Dr. Breitfeld, Mr. Aydt and Mr. Ye did not, and Mr. Chen does not, receive compensation for their services as directors. Effective as of May 1, 2022, the director compensation program was amended to decrease the meeting fee that applies to every Board and Board committee meeting after the 15th meeting in a year from $2,000 to $1,500 per meeting and to cap the monthly amount of such fees that may be paid to a director at $50,000. Effective as of November 1, 2022, the director compensation program was further amended to (among other changes) cap the monthly amount of such meeting fees at $20,000, reduce the annual cash retainer of the Chairperson from $45,000 to $30,000 and eliminate the RSU premiums payable during the initial year of service as an independent director or Board or Committee Chairperson. As so amended, the FF non-employee director compensation program provides for the following:

•Annual Board Cash Retainer: $50,000

•Annual Lead Independent Director Cash Retainer: $20,000

•Annual Committee Member Cash Retainers:

◦Audit Committee: $10,000

◦Compensation Committee: $6,250

Executive Compensation
◦Nominating and Corporate Governance Committee: $5,000

◦Finance & Investments Committee: $5,000

•Annual Executive Chairperson and Committee Chair Cash Premiums:

◦Executive Chairperson: $30,000

◦Audit Committee: $15,000

◦Compensation Committee: $10,000

◦Nominating and Corporate Governance Committee: $7,500

◦Finance & Investments Committee: $7,500

•Annual RSU Award: $150,000

•Compensation for Additional Time: $1,500 per Board or Board committee meeting (excepting meetings of special committees of the Board) for every meeting above 15 per year (measured from August 1 to July 31 of each year), up to a maximum of $20,000 for each calendar month.

In 2022, the Company granted to each of Messrs. Liu and Goh an RSU award in accordance with the program above in recognition of their service on the Board since the closing of the Business Combination, which award was 100% vested on the grant date.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2022 (as adjusted for the 80:1 reverse stock split effective August 25, 2023) regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans. The Company maintains three equity compensation plans, the 2021 Plan, the Smart King Ltd. Equity Incentive Plan (the “Smart King EIP”), and the Smart King Ltd. Special Talent Incentive Plan (the “Smart King STIP”). The 2021 SI Plan was approved by the stockholders. The Smart King EIP and Smart King STIP plans existed prior to the Company going public and therefore were not approved by the security holders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans ( excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security holders	306,452 (1)	977.6 (2)	302,892 (3)
Equity compensation plans not approved by security holders	363,010(4)	280.8(5)	__
Total	669,462	208.00	302,892
(1)Of the shares reported in the table, 223,371 shares were subject to awards of restricted stock units under the 2021 Plan and 83,081 shares were subject to outstanding stock options under the 2021 Plan.
(2)The weighted-average exercise price is calculated without taking into account outstanding awards of stock units.
(3)All of the securities reported in this column were then available for issuance under the 2021 Plan. Shares available for issuance under the 2021 Plan generally may be used for any type of award authorized under that plan including stock options, stock appreciation rights, restricted stock
(4)Of the shares reported in the table, 292,779 shares were subject to outstanding stock options under the Smart King EIP Plan, 70,232.00 shares were subject to outstanding stock options under the Smart King STIP., restricted stock units and performance shares. No new awards may be granted pursuant to the Smart King EIP or the Smart King STIP.
(5)The weighted-average exercise price is calculated without taking into account outstanding awards of stock units
(6)There are no remaining shares available for issuance under the Smart King EIP Plan and the STIP Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of December 18, 2023, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board, (3) each of our named executive officers and (4) all of the members of the Board and our executive officers, as a group. As of December 18, 2023, there were outstanding 122,058,696 shares of Class A Common Stock, 800,008 shares of Class B Common Stock, and 28,339,578 outstanding warrants to purchase shares of Class A Common Stock, consisting of 294,263 warrants originally issued in the initial public offering of Property Solutions Acquisition Corp. (“PSAC”), the predecessor company to FF (or otherwise originally included in the private units purchased in connection with the initial public offering of PSAC, and subsequently sold), 1,390 warrants originally issued in a private placement in connection with the initial public offering of PSAC, 26,377,659 warrants issued in a private placement on August 5, 2021 to Ares Capital Corporation and affiliated entities pursuant to a note purchase agreement with FF Intelligent Mobility Global Holdings Ltd., an entity surviving a merger with PSAC Merger Sub Ltd. to become a wholly-owned subsidiary of PSAC and 1,666,266 warrants issued pursuant to a Securities Purchase Agreement, dated August 14, 2022, among the Company and the other parties thereto, as amended on September 23, 2022, September 25, 2022, October 24, 2022, November 8, 2022, December 28, 2022, January 25, 2023, February 3, 2023, March 23, 2023, May 8, 2023, June 26, 2023 and September 21, 2023.

The beneficial ownership percentages set forth in the table below are based on 122,058,696 shares of Class A Common Stock issued and outstanding as of December 18, 2023, (including for this purpose, 800,008 shares of Class A Common Stock issuable upon conversion of 800,008 shares of Class B Common Stock held by FF Top, all as issued and outstanding shares as of December 18, 2023) and do not take into account the issuance of any shares of Class A Common Stock upon the exercise of warrants to purchase up to 28,339,578 shares of Class A Common Stock that remain outstanding, the exercise of any of the 130,969 outstanding options and vesting of 332,797 unvested RSUs (both within 60 days December 18, 2023), or the conversion of any of the outstanding convertible notes. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to warrants and stock options held by the person that are currently exercisable or may be exercised within 60 days of December 18, 2023. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
	Holder of Over 5%:
Class A Common Stock	Senyun International Limited	11,610,675	9.5%
Class A Common Stock	Metaverse Horizon Limited	10,053,629	8.2%

	Directors and Executive Officers
Class A Common Stock	Matthias Aydt(1)	6,820	*
Class A Common Stock	Chad Chen***	2,686	*
Class A Common Stock	Xuefeng Chen(2)**	11,373	*
Class A Common Stock	Yun Han(3)****	9,683	*
Class A Common Stock	Li Han***	676	*
Class A Common Stock	Chui Tin Mok(5)***	14,609	*
Class A Common Stock	Jie Sheng***	1,923	*
Class A Common Stock	Lev Peker***	—	*
Class A Common Stock	Carsten Breitfeld	—	*
Class A Common Stock	Sue Swenson	—	*
Class A Common Stock	Becky Roof	—	*
Class A Common Stock	Yueting Jia (6)	12,561	*
Class A Common Stock	Hong Rao (4)	7,257	*

	All executive officers and directors as a group (13 individuals)	72,514	*

*	Less than 1%

**
Mr. Xuefeng Chen was appointed Global CEO effective as of November 27, 2022 and was appointed as a director of the Board on December 27, 2022. On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO and, on December 26, 2022, Dr. Breitfeld tendered his resignation as a director of the Board, effective immediately. Mr. Chen resigned from his position as Global CEO effective September 29, 2023.

***
Mr. Chad Chen was appointed as a director of the Board as of October 27, 2022. Mr. Jie Sheng was appointed as a director of the Board on December 18, 2022. Mr. Chui Tin Mok was appointed as a director of the Board on January 25, 2023. Ms. Li Han was appointed as a director of the Board on March 13, 2023. Mr. Lev Peker was appointed as a director of the Board on August 4, 2023.

****	Ms. Yun Han was appointed as Chief Accounting Officer and Interim Chief Financial Officer of the Company on October 22, 2022, effective as of October 25, 2022. Ms. Han resigned from her position as Interim Chief Financial Officer of the Company effective July 5, 2023.

*****	Mr. Adam (Xin) He was appointed Interim Chairman of the Board, effective as of October 3, 2022.

******	On February 26, 2023, Mr. Yueting Jia was determined to be an “officer” of the Company within the meaning of Section 16 of the Exchange Act and an “executive officer” under Rule 3b-7 under the Exchange Act.

(1)
Includes options to acquire 5,569 shares of Class A Common Stock that have vested or will vest within 60 days of December 18, 2023. To the Company’s knowledge, Mr. Aydt has not sold any shares since the Company became a public company.

(2)
Includes options to acquire 10,900 shares of Class A Common Stock that have vested or will vest within 60 days of December 18, 2023. To the Company’s knowledge, Mr. Xuefeng Chen has not sold any shares since the Company became a public company.

(3)	Includes RSUs having a grant date fair value of $200,000, which have fully vested within 30 days of the effective date of Ms. Han’s appointment as Interim Chief Financial Officer. To the Company’s knowledge, Ms. Yun Han has not sold any shares since the Company became a public company.

(4)
Includes options to acquire 4,050 shares of Class A Common Stock that have vested or will vest within 60 days of December 18, 2023. To the Company’s knowledge, Mr. Jia has not sold any shares since the Company became a public company.

(5)
Includes options to acquire 11,816 shares of Class A Common Stock that have vested or will vest within 60 days of December 18, 2023. To the Company’s knowledge, Mr. Mok has not sold any shares since the Company became a public company.

(6)
Includes options to acquire 7,066 shares of Class A Common Stock that have vested or will vest within 60 days of December 18, 2023. To the Company’s knowledge, Mr. Jia has not sold any shares since the Company became a public company.

OTHER MATTERS

In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

EXPENSES OF SOLICITATION

The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

Certain representatives of FF Top and of its indirect parent entity FF Global, including, without limitation, Jerry Wang, Weiwei Zhao and Wenyi Yan (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the Special Meeting. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in this Proxy Statement; the post-effective amendment to registration statement on Form S-1, filed with the SEC on March 31, 2023; Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 9, 2023, as amended by the Form 10-K/A filed with the SEC on August 21, 2023; and in the Current Reports on Form 8-K filed with the SEC from time to time. Changes to the director or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

The Company has retained Georgeson LLC to solicit proxies. Under our agreement with Georgeson LLC, they will receive a fee of up to approximately $100,000 plus the reimbursement of reasonable expenses. The Company also agreed to indemnify Georgeson LLC against certain liabilities relating to, or arising out of, its retention. Georgeson LLC will solicit proxies by mail, telephone, facsimile and email.

HOUSEHOLDING

We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

ANNEX A
CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

7. The Corporation has two times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023 and (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on ___, 202_.

8. The first two paragraphs of Section 4.1 of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“Section 4.1 The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 1,399,937,500, consisting of two classes of stock: (i) 1,389,937,500 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The class of Common Stock shall be divided into two series of stock composed of (i) 1,330,875,000 shares of Class A common stock (the “Class A Common Stock”) and (ii) 59,062500 shares of Class B common stock (the “Class B Common Stock”). For the avoidance of doubt, the Class A Common Stock and Class B Common Stock are separate series within a single class of Common Stock, and are referred to herein together as the “Common Stock.”.”

9. This Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]
IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this __ day of ______, 202_.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:
Name:	Matthias Aydt
Title:	Global Chief Executive Officer

ANNEX B
CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

7. The Corporation has three times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023, (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on __, 202__, and (iii) which certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on __, 202__.

8. The first two paragraphs of Section 4.1 of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in its entirety as follows:

“Section 4.1 Pursuant to the DGCL, at __ p.m. Eastern Time on __, 202__ (the “Effective Time”) each set of three (3) shares of common stock, $0.0001 par value per share (the “Common Stock”) issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive the number of shares rounded up to the next whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (each, an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

Immediately after the Effective Time, the total number of shares of all classes of capital stock that the Corporation is authorized to issue is 473,312,500 shares, consisting of two classes of stock: (i) 463,312,500 shares Common Stock, and (ii) 10,000,000 shares of Preferred Stock $0.0001 par value per share (the “Preferred Stock”). The class of Common Stock shall be divided into two series of stock composed of (i) 443,625,000 shares of Class A Common Stock (the “Class A Common

Stock”), and (ii) 19,687,500 shares of Class B Common Stock (the “Class B Common Stock”). For the avoidance of doubt, the Class A Common Stock and Class B Common Stock are separate series within a single class of Common Stock, and are referred to herein together as the “Common Stock.”.”

9. This Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]
IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this __ day of ______, 202_.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:
Name:	Matthias Aydt
Title:	Global Chief Executive Officer

ANNEX C
SALARY DEDUCTION AND STOCK PURCHASE AGREEMENT

This Salary Deduction and Stock Purchase Agreement (this “Agreement”) is made and entered into as of , 202 --, by and between Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Company”), and [ ], a [California/People’s Republic of China] resident and an executive officer, officer, or employee of the Company or a subsidiary of the Company (“Officer” and, together with the Company, the “Parties” and each, a “Party”).
RECITALS
WHEREAS, Officer desires to purchase from the Company Class A commons stock of the Company, par value $0.0001 per share (collectively, the “Shares”) using amounts deducted from Officer’s base salary, on an after-tax basis, following each payroll date purchase to the terms of this Agreement; and
WHEREAS, the Company desires to allow for the sale by the Company of Shares to Officer pursuant to the terms of this Agreement; and
WHEREAS, pursuant to Nasdaq Listing Rule 5635(c), stockholder approval of this Agreement is required prior to any issuance of Shares hereunder (the “Shareholder Approval”).
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:
AGREEMENT
1.Payroll Deductions.
a.Amount. Officer authorizes the Company to deduct [ ]% of the amount of Officer’s after-tax base salary on each payroll date (a “Payroll Date”) starting with the first payroll after receipt of Shareholder Approval (the “Effective Date”).
b.Changes. Officer may decrease the percentage of Officer’s payroll deductions at any time by giving notice of such decrease to the Company’s Vice President of Human Resources, which decrease will become effective as of the Payroll Date for the first full payroll period commencing after the date on which the Company’s Vice President of Human Resources receives notice of the decrease.
2.Stock Purchase.

a.On each Payroll Date (starting with the Effective Date), or in the event that the Nasdaq Stock Market is closed on a Payroll Date, the first business day following the Payroll Date (each, a “Purchase Date”), the Company will sell to Officer, and Officer shall buy from the Company, a number of Shares determined by dividing the sum of the amount deducted from the Officer’s after-tax base salary on the Payroll Date and the amount of any unused amount deducted from Officer’s after-tax base salary from a prior Payroll Date that has been carried forward, by the Share Price (as defined below) for the Purchase Date, rounded down to the nearest number of whole Shares. Any amount not used to purchase Shares will be carried forward to the next following Purchase Date, or in the event this Agreement is terminated, refunded by the Company to Officer.
b.Purchase Price. The purchase price per-Share for a given Purchase Date will be the daily VWAP of the Shares on the Payroll Date (the “Share Price”). For purposes of this Agreement the following definitions shall apply:
i.“Trading Day” means a day on which the principal Trading Market is open for trading.
ii.“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).
iii.“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, or (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported.
c.Issuance. The Company will promptly instruct its transfer agent after each Purchase Date to issue to Officer the number of Shares purchased by Officer on such Purchase Date. Such Shares will be held by the transfer agent in book entry form with a stop transfer order until transfers are permitted by applicable law.
d.Securities Laws Requirements. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to sell or issue Shares to Officer if such transfer, in the opinion of counsel for the

Annex C
Company, would violate the Securities Act of 1933, as amended (the “Securities Act”) (or any other federal or state statutes having similar requirements as may be in effect at that time).
e.Reporting. Officer will be responsible for timely reporting each of Officer’s purchases of Shares pursuant to this Agreement to the Securities and Exchange Commission (the “SEC”) on Form 4, if applicable.
3.Representations and Warranties.

i.Representations and Warranties by Each Party. Each Party represents and warrants to the other Party that:
1.Such Party, if an entity, is duly organized and in good standing in the jurisdiction of its organization, and has the necessary right, power and authority to enter into and to perform its obligations under this Agreement, or such Party, if a natural person, has the necessary capacity to enter into and to perform its obligations under this Agreement. Such Party’s execution, delivery and performance of this Agreement: (i) if such Party is an entity, have been authorized by all necessary legal entity action, (ii) do not directly or indirectly (with or without notice or lapse of time) contravene, conflict with, or result in a violation of, or give any governmental authority or other person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under any legal requirement or order to which such Party is subject or the terms of any material agreement to which such Party may be subject or by which such Party or such Party’s material assets may be bound and (iii) does not conflict with the rights of any third party that is party to any material agreement or arrangement with such Party, and are not subject to the consent or approval of any third party.
2.This Agreement constitutes the legal, valid and binding obligations of such Party, enforceable against such Party in accordance with its terms, except (a) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.
3.Such Party is not subject to any pending or threatened litigation or governmental action which would reasonably be expected to prevent its performance of its obligations under this Agreement.
ii.Representations and Warranties by the Company.
1.The Company represents and warrants to Officer that the Shares are duly authorized and validly issued, fully paid and nonassessable, and are free and clear of all encumbrances (other than restrictions under applicable securities laws or otherwise set forth in this Agreement).
2.The Company hereby agrees to use its reasonable best efforts to obtain Shareholder Approval at the earlier of its next annual meeting of stockholders to be held in 2024 and any special meeting of stockholders called by the Company at which at least one “routine” proposal (as determined by the New York Stock Exchange) is to be included in the proxy statement for such special meeting.
iii.Representations and Warranties by Officer.
1.Investment Representations. Officer understands that the Shares have not been registered under the Securities Act, or any state securities laws by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2). Officer also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Officer’s representations contained in the Agreement. Officer hereby represents and warrants as follows:
a.Officer Bears Economic Risk. Officer has substantial knowledge and experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Officer is financially able to bear the economic risk of Officer’s decision to purchase Shares. Officer can afford to suffer a complete loss of the investment in the Shares. Officer must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.
b.Acquisition for Own Account. Officer is acquiring any Shares that may be purchased pursuant to this Agreement for Officer’s own account for investment only, and not with a view to the distribution thereof in violation of the Securities Act, and any applicable securities laws of any state. The Executive has no present intent to resell or distribute any Shares.
c.Officer Can Protect Its Interest. Officer represents that by reason of Officer’s business or financial experience, Officer has the capacity to protect Officer’s own interests in connection with the transactions contemplated in this Agreement and has had access to the Company’s periodic reports and other information filed by the Company with the SEC. Further, Officer is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

Annex C
d.Resale Restrictions. Officer acknowledges that any Shares that may be acquired pursuant to this Agreement must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Officer is familiar with the provisions of Rules 144, under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.
e.Sophisticated Investor. Officer is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Officer further warrants and represents that Officer has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect Officer’s own interests in connection with the purchase of the Shares by virtue of the business or financial expertise of Officer or of professional advisors to Officer who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.
f.Foreign Investors. If Officer is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Officer hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Company’s offer and sale and Officer’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Officer’s jurisdiction.
g.Officer confirms that the Company is relying upon Officer’s representations contained in this Section 3 in connection with the issuance to Officer of any Shares purchased pursuant to this Agreement. Officer undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to Officer set forth in this Section 3. In consideration of such issuance, Officer hereby indemnifies and holds harmless the Company, and the officers, directors, employees and agents thereof, from and against any and all liability, losses, damages, expenses and attorneys’ fees which they may hereafter incur, suffer or be required to pay by reason of the falsity of, or his failure to comply with, any representations or agreements contained in this Section 3.
2.Status of Officer. Officer is either (A) an “accredited investor” within the meaning of the Commission Rule 501 of Regulation D, as presently in effect, under the Securities Act, or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the Securities Act.
3.Transfer Restrictions. Officer acknowledges and agrees that the Shares are subject to restrictions on transfer as set forth in this Agreement.
4.Authorization. Officer (A) desires to purchase from the Company the Shares using amounts deducted from Officer’s base salary, on an after-tax basis, following each Payroll Date purchase to the terms of this Agreement, (B) is knowingly and voluntarily entering into this Agreement and authorizing the Company to make the payroll deductions, (C) is receiving bargained-for consideration in exchange for the deductions, and acknowledges and agrees that the deductions are for Officer’s convenience and benefit. The authorization set forth in this Section 3(c)(iv) shall remain in effect unless and until revoked in writing by Officer, which Officer may revoke in writing at any time.
5.No Employment Rights. This Agreement is not an employment or other service contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or a parent or subsidiary or Affiliate of the Company) to terminate Officer’s employment or other service relationship for any reason at any time, with or without cause and with or without notice.
6.Additional Information. Officer represents that Officer has had an opportunity to ask questions of the Company and to obtain any additional information necessary to permit an informed evaluation of the benefits and risks associated with the investment made hereby. Officer has made Officer’s own independent investigation of the Company and is aware of the Company’s proposed business and financial condition.
7.Residency. Officer’s address in which Officer’s investment decision with respect to the Shares was made is located at the address set forth for Officer on Officer’s signature page to this Agreement.
8. Ownership. Except as set forth in Schedule 2(c)(vii), as of the date of this Agreement and as of the Effective Date, Officer is not, and will not be, the direct or indirect owner of record or

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beneficial owner of shares of common stock, securities convertible into or exchangeable for common stock, or any other equity or equity-linked security of the Company.
9.No Claims. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or Officer for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of Officer.
10.No Reliance. Officer is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person, except for the representations and warranties by the Company contained in this Agreement.

1.No Related Party Relationships. Except as set forth in Schedule 2(c)(xi) or as otherwise disclosed to the Company in writing, Officer is not affiliate or direct or indirect equityholder of, has no direct or indirect economic interest in, and has not directly or indirectly entered into any agreement, arrangement or understanding with, any director, officer, employee, manager, partner or equityholder (or any of their respective immediate family members (as defined in 40 CFR § 170.305) or any affiliate or spouse of any such director, officer, employee, manager, partner, equityholder or immediate family member) of FF Global Partners LLC, FF Global Partners Investments LLC (formerly known as FF Top Holding LLC), or any of their respective affiliates (each, a “Related Person”). Except as set forth in Schedule 2(c)(xi) or as otherwise disclosed to the Company in writing, the transactions contemplated by or related to this Agreement will not directly or indirectly increase any Related Person’s ownership or voting power of the Company, and no Related Person will, directly or indirectly, participate in any of the post-closing operations or decisions of or have any other rights or obligations with respect to any of Officer’s affiliates. Notwithstanding the foregoing, nothing in this this Agreement shall prohibit Officer from the right to enter into any voting agreement or grant a voting proxy at any time after the date hereof and on any terms, with or to FF Global Partners Investments LLC (formerly known as FF Top Holding LLC) with respect to any Shares held by Officer.

1.Regulation S Representations. If Officer is not a “U.S. person” as defined in Rule 902 of Regulation S under the Securities Act (“Regulations S”), Officer further represents, warrants and agrees as follows:
a.Non-U.S. Person. At the time of execution of this Agreement, Officer is located outside of the United States and is not a “U.S. person” as defined in Rule 902 of Regulation S.
b.Restriction on Transfer. Officer understands that none of the Shares may be sold, offered for sale or transferred in any manner for an indefinite period of time unless sold pursuant to (a) the provisions of Regulation S, (b) an effective registration statement under the Securities Act and applicable state laws, or (c) an available exemption from registration under the Securities Act and applicable state laws, in each case to the reasonable satisfaction of the Company and its counsel. Officer agrees that it will make no sale, offer to sell or transfer of any Shares, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act and applicable state laws, or an available exemption from registration, in each case to the reasonable satisfaction of the Company and its counsel, and then only in accordance with the provisions of this Agreement and the provisions hereof. Officer further understands and agrees that no hedging transactions with respect to the Shares may be effected except in accordance with the provisions of the Securities Act and then only in accordance with the provisions of this Agreement and the provisions hereof, to the reasonable satisfaction of the Company and its counsel. Officer further understands and agrees that the Company will, to the extent required by Regulation S, refuse to register any transfer of the Shares not made in compliance with Regulation S, pursuant to an effective registration under the Securities Act, or pursuant to an exemption from registration under the Securities Act.
1.Termination of Employment.
a.Effect of Agreement. In the event of the termination of Officer’s employment by the Company or Officer for any reason, including the death of Officer, prior to the Effective Date, this Agreement shall terminate and no amounts shall be deducted from any compensation then due to Officer.
b.Effect of Deductions. In the event of the termination of Officer’s employment by the Company or Officer for any reason, including the death of Officer, no further amounts shall be deducted from Officer’s after-tax base salary for any Payroll Date occurring after the last day of Officer’s active employment.
c.Effect on Purchases. In the event of the termination of Officer’s employment by the Company or Officer for any reason, including the death of Officer, no further purchases of Shares will be made for any Purchase Date occurring after the last day of Officer’s active employment.
2.Lock-Up. Officer hereby agrees that until the earlier of (1) the effective date of a registration statement filed with the Commission for the resale of the Shares, or (2) six (6) months after a Purchase Date with respect to such purchase made on such Purchase Date (such period, the “Lock-Up Period”), Officer will not: (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to

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dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”), with respect to (i) the Shares and (ii) any other equity security of the Company issued or issuable with respect to any such Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (such shares, collectively, the “Lock-Up Securities”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (any of the foregoing described in clauses (a), (b) or (c), a “Transfer”); provided that the foregoing shall not apply to any Transfer of any Company capital stock or other securities convertible into or exercisable or exchangeable for Company capital stock acquired in open market transactions after the date of this Agreement. Officer hereby (A) authorizes the Company during the Lock-Up Period to cause its transfer agent for the applicable Lock-Up Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-Up Securities for which Officer is the record holder and, (B) in the case of Lock-Up Securities for which Officer is the beneficial but not the record holder, agrees during the applicable Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-Up Securities, in each case of clauses (A) and (B), if such transfer would constitute a violation or breach of this Agreement. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio. For the avoidance of doubt, Officer hereby agrees and acknowledges that the Company’s Insider Trading and Confidentiality Policy applies to Officer and any Shares purchased pursuant to this Agreement.
3.Miscellaneous.

i.Termination. This Agreement shall terminate on the three month anniversary of the Effective Date.
ii.Further Assurances. Each of the Parties shall execute and deliver such additional necessary documents, instruments, conveyances and assurances, and take such further actions consistent herewith as may be reasonably required to consummate the transactions contemplated by this Agreement.

i.Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
ii.Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by Officer and the Company. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner that does not comply with this Section 6(d) will be void.
iii.Governing Law; Dispute Resolution; Waiver of Jury Trial.
1.This Agreement and any disputes hereunder shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.
2.Any action, suit or legal proceeding based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the State of Delaware, and each Party irrevocably submits to the exclusive jurisdiction of each such court in any such action, suit or legal proceeding waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of any such action, suit or legal proceeding shall be heard and determined only in any such court, and agrees not to bring any action, suit or legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or legal proceeding brought pursuant to this section. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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i.Assignment. This Agreement shall be binding upon the Company and Officer and each of their respective successors and permitted assigns. Officer shall not be permitted to assign this Agreement or any of Officer’s rights or obligations hereunder without the prior written consent of the Company.
ii.Entire Agreement. This Agreement constitute the entire agreement of the parties with respect to the subject matter of this Agreement and supersede in their entirety all prior undertakings and agreements of the Company and Officer with respect to the subject matter of this Agreement.
iii.Third-Party Beneficiaries. No provision of this Agreement shall create any third party beneficiary rights in any other person or entity.
iv.Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
v.Severability. If any covenant, condition, term or provision of this Agreement, or if the application of such provision to any Party or circumstance is judicially determined to be invalid or unenforceable, then the remainder of this Agreement, or the application of such covenant, condition, term or provision to Parties or circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby, and each covenant, term, condition and provision of this Agreement will be valid and enforceable to the fullest extent permitted by applicable law.
vi.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one (1) and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
[The Remainder of This Page Is Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

COMPANY:

Faraday Future Intelligent Electric Inc.

By: _____________________
Name:
Title:

OFFICER:

By: _____________________
Name:
Title:
Address:
Email Address:

Schedule 2(c)(vii)
Ownership

[List shares of common stock, securities convertible into or exchangeable for common stock, or any other equity or equity-linked security of the Company held directly or indirectly]

Schedule 2(c)(vii)
Related Party Relationship

[List any related party relationships to FF Global Partners LLC, FF Global Partners Investments LLC (formerly known as FF Top Holding LLC), or any of their respective affiliates ]

[List any potential increase in any Related Person’s ownership or voting power of the Company, or, direct or indirect, participation in any of the post-closing operations or decisions of or any other rights or obligations with respect to any of Officer’s affiliates, as a result of the transactions contemplated by this Agreement]